SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(Amendment No.    )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Materials under 14a-12

EMPIRE RESORTS, INC.

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

EMPIRE RESORTS, INC.

c/o Monticello Casino and Raceway

204 State Route 17B, P.O. Box 5013

Monticello, New York 12701

To the Stockholders of Empire Resorts, Inc.:

You are cordially invited to attend the 2019 Annual Meeting of Stockholders (the “Annual Meeting”) of Empire Resorts, Inc. (the “Company”), to be held at Resorts World Catskills, located at 888 Resorts World Drive, Monticello, New York 12701, on Monday, May 6, 2019, at 10:00 a.m., Eastern Daylight Time, to consider and vote upon the following proposals:

1.	To elect seven directors to serve on the Company’s Board of Directors (the “Board”) until the 2020 annual meeting of stockholders or until their successors are elected and qualified;

2.	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019;

3.	To conduct a non-binding advisory vote on our 2018 executive compensation;

4.	To conduct a non-binding advisory vote on the frequency of future advisory votes on executive compensation; and

5.	Such other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR, “FOR” THE RATIFICATION OF APPOINTMENT OF THE COMPANY’S AUDITOR, “FOR” THE APPROVAL OF OUR 2018 EXECUTIVE COMPENSATION, AND “THREE YEARS” ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION.

The Board has fixed the close of business on March 13, 2019 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any postponement or adjournment thereof. Accordingly, only stockholders of record at the close of business on the Record Date are entitled to notice of, and shall be entitled to vote at, the Annual Meeting or any postponement or adjournment thereof.

Your vote is important. You are requested to carefully read the Proxy Statement and accompanying Notice of Annual Meeting for a more complete statement of matters to be considered at the Annual Meeting.

By Order of the Board,

/s/ Emanuel R. Pearlman	/s/ Nanette L. Horner
Emanuel R. Pearlman	Nanette L. Horner
Executive Chairman of the Board	Secretary

March 25, 2019

IMPORTANT

Whether or not you expect to attend the Annual Meeting, you are respectfully requested by the Board of Directors to sign, date and return the enclosed proxy promptly, or follow the instructions contained in the Notice of Availability of Proxy Materials to vote on the Internet. If you grant a proxy, you may revoke it at any time prior to the Annual Meeting or vote in person at the Annual Meeting. If you received this Proxy Statement in the mail, a return envelope is enclosed for your convenience.

PLEASE NOTE: If your shares are held in street name, your broker, bank, custodian, or other nominee holder cannot vote your shares in the election of directors unless you direct the nominee holder how to vote, by returning your proxy card or by following the instructions contained in the Notice of Availability of Proxy Materials to vote on the Internet.

EMPIRE RESORTS, INC.

Monticello Casino and Raceway

204 State Route 17B, P.O. Box 5013

Monticello, New York 12701

NOTICE OF 2019 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 6, 2019

To the Stockholders of Empire Resorts, Inc.:

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Empire Resorts, Inc. (the “Company”) for use at the 2019 Annual Meeting of Stockholders of the Company and at all adjournments and postponements thereof (the “Annual Meeting”). The Annual Meeting will be held at Resorts World Catskills, located at 888 Resorts World Drive, Monticello, New York 12701, on Monday, May 6, 2019, at 10:00 a.m., Eastern Daylight Time, to consider and vote upon the following proposals:

1.	To elect seven directors to serve on the Board until the 2020 annual meeting of stockholders or until their successors are elected and qualified;

2.	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019;

3.	To conduct a non-binding advisory vote on our 2018 executive compensation;

4.	To conduct a non-binding advisory vote on the frequency of future advisory votes on executive compensation; and

5.	Such other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR, “FOR” THE RATIFICATION OF APPOINTMENT OF THE COMPANY’S AUDITOR, “FOR” THE APPROVAL OF OUR 2018 EXECUTIVE COMPENSATION, AND “THREE YEARS” ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION.

Holders of record of our common stock, par value $.01 per share (the “Common Stock”), Series B Preferred Stock, par value $.01 per share (the “Series B Preferred Stock,”) and Series F Preferred Stock, par value $.01 per share (the “Series F Preferred Stock,” and collectively with the Common Stock and Series B Preferred Stock, the “Voting Stock”) at the close of business on March 13, 2019 (the “Record Date”) will be entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. Each share of Common Stock entitles the holder thereof to one vote, each share of Series B Preferred Stock entitles the holder thereof to fifty-four thousandths (.054) of one vote, and each share of Series F Preferred Stock entitles the holder thereof to 5,000 votes.

Your vote is important, regardless of the number of shares you own. The affirmative vote of a plurality of the votes cast at the Annual Meeting by the holders of the Voting Stock present in person or represented by proxy and entitled to vote at the Annual Meeting, voting as one class, is required to elect directors. The affirmative vote of a majority of the Voting Stock present in person or represented by proxy at the Annual Meeting, voting as one class, is required to ratify the appointment of the Company’s independent registered public accounting firm. The affirmative vote of a majority of the votes cast at the Annual Meeting by the holders of the Voting Stock present in person or represented by proxy and entitled to vote at the Annual Meeting, voting as one class, is required for approval of the advisory vote on 2018 executive compensation. The frequency (every three years, two years or one year) that receives the highest number of votes cast will be deemed to be the frequency of future advisory votes on executive compensation recommended by the Company’s stockholders.

A complete list of stockholders of record entitled to vote at the Annual Meeting will be available for 10 days before the Annual Meeting at the principal executive offices of the Company for inspection by stockholders during ordinary business hours for any purpose germane to the Annual Meeting.

Even if you plan to attend the Annual Meeting in person, it is strongly recommended you complete and return your proxy card before the Annual Meeting date, to ensure that your shares will be represented at the Annual Meeting if you are unable to attend.

You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares.

By Order of the Board,

/s/ Emanuel R. Pearlman	/s/ Nanette L. Horner
Emanuel R. Pearlman	Nanette L. Horner
Executive Chairman of the Board	Secretary

March 25, 2019

IF YOU RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED “FOR” THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR, “FOR” THE RATIFICATION OF APPOINTMENT OF THE COMPANY’S AUDITOR, “FOR” THE APPROVAL OF OUR 2018 EXECUTIVE COMPENSATION, AND “THREE YEARS” ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on May 6, 2019: This Proxy Statement, along with our Annual Report on Form 10-K for the year ended December 31, 2018, is available at: http://www.cstproxy.com/empireresorts/2019.

EMPIRE RESORTS, INC.

888 Resorts World Drive

Monticello, New York 12701

PROXY STATEMENT

2019 ANNUAL MEETING OF STOCKHOLDERS

to be held on Monday, May 6, 2019, at 10:00 a.m. EST

at Resorts World Catskills

888 Resorts World Drive

Monticello, New York 12701

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why am I receiving these materials?

The Company has made these materials available to you on the Internet or, upon your request, has delivered printed versions of these materials to you by mail, in connection with the Company’s solicitation of proxies for use at the 2019 Annual Meeting of Stockholders to be held on Monday, May 6, 2019, at 10:00 a.m., Eastern Daylight Time, at Resorts World Catskills, located at 888 Resorts World Drive, Monticello, New York 12701, and at any postponement(s) or adjournment(s) thereof. These materials are first being sent or given to stockholders on or about March 25, 2019. This proxy statement gives you information on the proposals to be presented at the Annual Meeting so that you can make an informed decision.

In this proxy statement, we refer to Empire Resorts, Inc. as the “Company,” “we,” “us” or “our.”

What is included in these materials?

These materials include:

•	This Proxy Statement for the Annual Meeting; and
•	The Company’s Annual Report on Form 10-K for the year ended December 31, 2018, as filed with the Securities and Exchange Commission (the “SEC”) on March 15, 2019 (the “Annual Report”).

If you requested printed versions of these proxy materials by mail, these materials also include the proxy card or voting instruction form for the Annual Meeting.

Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

Pursuant to rules adopted by the SEC, the Company has elected to provide access to its proxy materials via the Internet instead of mailing printed copies. Accordingly, the Company is sending a Notice of Internet Availability of Proxy Materials (the “Internet Availability Notice”) to the Company’s stockholders. Most stockholders will not receive printed copies of the proxy materials unless they request them. Instead, instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Internet Availability Notice. All stockholders will have the ability to access the proxy materials on the website referred to in the Internet Availability Notice or request to receive a printed or electronic set of the proxy materials. Stockholders may request to receive proxy materials in printed form or electronically by email, by telephone, mail or by logging on to http://www.cstproxy.com/empireresorts/2019. The Company encourages stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of our annual meetings.

How can I get electronic access to the proxy materials?

The Internet Availability Notice will provide you with instructions regarding how to:

•	View the Company’s proxy materials for the Annual Meeting on the Internet; and
•	Instruct the Company to send future proxy materials to you electronically by email.

Choosing to receive future proxy materials by email will save the Company the cost of printing and mailing documents to you and will reduce the impact of the Company’s annual meetings on the environment. If you choose to receive future proxy materials by email, you will receive an email message next year with instructions containing a link to those materials. Your election to receive proxy materials by email will remain in effect until you terminate it.

What items of business will be voted on at the Annual Meeting?

The items of business scheduled to be voted on at the Annual Meeting are:

1.	To elect seven directors to serve on the Board of Directors of the Company (the “Board”) until the 2020 annual meeting of stockholders or until their successors are elected and qualified;

2.	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019;

3.	To conduct a non-binding advisory vote on our 2018 executive compensation;

4.	To conduct a non-binding advisory vote on the frequency of future advisory votes on executive compensation; and

5.	To transact any other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

How does the Board of Directors recommend that I vote?

Election of Directors

Our Board unanimously recommends that stockholders vote “FOR” each of the nominees for director.

Ratification of Ernst & Young LLP

Our Board unanimously recommends that the stockholders vote “FOR” the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

Advisory Vote on Executive Compensation

Our Board unanimously recommends that stockholders vote “FOR” the approval of our 2018 executive compensation.

Frequency of Advisory Votes on Executive Compensation

Our Board unanimously recommends that stockholders vote “THREE YEARS” on the frequency of future advisory votes on executive compensation.

Who can vote at the 2019 Annual Meeting of Stockholders?

Stockholders who owned shares of our common stock, par value $.01 per share (“Common Stock”), Series B Preferred Stock, par value $.01 per share (“Series B Preferred Stock”) or Series F Preferred Stock, par value $0.01 per share (“Series F Preferred Stock,” and collectively with the Common Stock and Series B Preferred Stock, the “Voting Stock”) on March 13, 2019 (the “Record Date”) may attend and vote at the Annual Meeting.

How many votes am I entitled to per share?

Each share of Common Stock entitles the holder thereof to one vote, each share of Series B Preferred Stock entitles the holder thereof to fifty-four thousandths (.054) of one vote, and each share of Series F Preferred Stock entitles the holder thereof to 5,000 votes. There were 34,423,250 shares of Common Stock, 44,258 shares of Series B Preferred Stock and 320 shares of Series F Preferred Stock outstanding on the Record Date. All Voting Stock votes together as a single class. Information about the stock holdings of our directors and executive officers is contained in the section of this proxy statement entitled “Other Information—Principal Stockholders” on page 39 of this proxy statement.

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

Stockholder of Record. If your shares are registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, you are considered the stockholder of record with respect to those shares, and the Internet Availability Notice was sent directly to you by the Company. If you request printed copies of the proxy materials by mail, you will receive a proxy card.

Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of shares held in “street name,” and the Internet Availability Notice was forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. Those instructions are contained in a “voting instruction form.” If you request printed copies of the proxy materials by mail, you will receive a voting instruction form.

If I am a stockholder of record of the Company’s Voting Stock, how do I vote?

There are three ways to vote:

•	In person. If you are a stockholder of record, you may vote in person at the Annual Meeting. The Company will give you a ballot when you arrive if you have not previously sent in your proxy.
•	Via the Internet. You may vote by proxy via the Internet by following the instructions provided with the Internet Availability Notice.
•	By Mail. If you request printed copies of the proxy materials by mail, you may vote by proxy by filling out the proxy card and sending it back in the envelope provided.

Even if you plan to attend the Annual Meeting, it is strongly recommended you vote by proxy via the Internet or complete and return your proxy card before the Annual Meeting date just in case your plans change.

If I am a beneficial owner of shares held in street name, how do I vote?

There are three ways to vote:

•

In person. If you are a beneficial owner of shares held in street name and you wish to vote in person at the Annual Meeting, you must obtain a legal proxy from the brokerage firm, bank, broker-dealer or other similar organization that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy.

•	Via the Internet. You may vote by proxy via the Internet by following the instructions provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.
•

By Mail. If you request printed copies of the proxy materials by mail, you may vote by proxy by filling out the voting instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

What is the proxy?

The vote by proxy via the Internet and the vote by proxy card each enable you to appoint each of Ryan Eller, our President and Chief Executive Officer and a director, and Emanuel R. Pearlman, the Executive Chairman of our Board, as your representatives at the Annual Meeting. By voting by proxy via the Internet or completing and returning the proxy card, you are authorizing these persons to vote your shares at the Annual Meeting in accordance with your instructions. This way your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, it is strongly recommended you vote by proxy via the Internet or complete and return your proxy card before the Annual Meeting date just in case your plans change. If a proposal comes up for vote at the Annual Meeting that is not listed on the Internet or on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment.

I share an address with another stockholder and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of the Internet Availability Notice and, if applicable, the proxy materials to multiple stockholders who share the same address unless we receive contrary instructions from one or more of the stockholders. This procedure reduces our printing costs, mailing costs, and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written request, we will deliver promptly a separate copy of the Internet Availability Notice and, if applicable, the proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy of the Internet Availability Notice and, if applicable, the proxy materials, stockholders may contact us as follows:

Empire Resorts, Inc.

c/o Monticello Casino and Raceway

204 State Route 17B, P.O. Box 5013

Monticello, New York 12701

Attention: Secretary

Stockholders who hold shares in street name (as described below) may contact their brokerage firm, bank, broker-dealer, or other similar organization to request information about householding.

How do I request a paper copy of the proxy materials?

There are four ways to request a paper copy of proxy materials:

•

By mail: You may obtain a paper copy of the proxy materials by writing to us at Empire Resorts, Inc., c/o Monticello Casino and Raceway, 204 State Route 17B, P.O. Box 5013, Monticello, New York 12701, Attn: Secretary.

•	By telephone: You may obtain a paper copy of the proxy materials by calling 1-888-221-0691.
•	Via the Internet: You may obtain a paper copy of the proxy materials by logging on to http://www.cstproxy.com/empireresorts/2019
•	By Email: You may obtain a paper copy of the proxy materials by email at proxy@continentalstock.com.

Please make your request for a paper copy as instructed above on or before April 19, 2019 to facilitate timely delivery.

Can I change my vote after I have voted?

You may revoke your proxy and change your vote at any time before the final vote on each proposal at the Annual Meeting. You may vote again on a later date via the Internet (in which case only your latest Internet proxy submitted prior to the Annual Meeting will be counted), by signing and returning a new proxy card or voting instruction form with a later date, or by attending the Annual Meeting and voting in person if you are a stockholder of record. However, your attendance at the Annual Meeting will not automatically revoke your proxy unless you vote again at the Annual Meeting or specifically request that your prior proxy be revoked by delivering to the Company’s Secretary, at c/o Monticello Casino and Raceway, 204 State Route 17B, P.O. Box 5013, Monticello, New York 12701, a written notice of revocation prior to the Annual Meeting.

Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting instruction form provided to you by the broker, bank or other nominee. If your shares are held in street name, and you wish to attend the Annual Meeting and vote at the Annual Meeting, you must bring to the Annual Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

How many shares must be present or represented to conduct business at the Annual Meeting?

The quorum requirement for holding the Annual Meeting and transacting business is that holders of a majority of the Voting Stock outstanding as of the Record Date must be present in person or represented by proxy. “Broker non-votes,” which are described below, and abstentions are counted for the purpose of determining the presence of a quorum.

How are votes counted?

You may vote “for,” “against,” or “abstain” on each of the first three proposals being placed before our stockholders and may vote “one year,” “two years,” “three years” or “abstain” in the case of the proposal to determine the frequency of future stockholder advisory votes on executive compensation. If you provide specific instructions with regard to certain items, your shares will be voted as you instruct on such items.

If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Broker non-votes occur when brokers or others hold shares in street name for a beneficial owner that has not provided instructions on how to vote on a particular matter. Matters on which a broker is not permitted to vote without instructions from the beneficial owner and instructions are not given are referred to as “non-routine” matters. The election of directors, advisory vote to approve 2018 executive compensation and vote on the frequency of when to hold such advisory vote on executive compensation are “non-routine.” In tabulating the voting result for the election of directors, the advisory vote to approve executive compensation and the advisory vote to approve the frequency of advisory votes on executive compensation, shares that constitute broker non-votes and abstentions are not considered votes cast. The ratification of auditors is “routine.” In tabulating the voting results for the ratification of auditors, broker non-votes are considered votes cast.

How many votes are required to approve each of the proposals?

Election of Directors

Seven directors are nominated for election to the Board to serve for the next year and until their respective successors are elected and qualified. The seven persons receiving the highest number of affirmative votes cast by holders of Voting Stock present in person or represented by proxy and entitled to vote thereon at the Annual Meeting voting as one class will be elected. Abstentions and broker non-votes will have no effect on the outcome of the election.

Ratification of Ernst & Young LLP

The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2019 requires the affirmative vote of a majority of the votes cast by holders of Voting Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on such proposal. Abstentions will have no effect on the outcome of the proposal to ratify the appointment of Ernst & Young LLP. In tabulating the voting results for the ratification of auditors, broker non-votes are considered votes cast and therefore will have an effect on the outcome of such proposal.

Advisory Vote on 2018 Executive Compensation

The non-binding approval of the advisory vote on our 2018 executive compensation requires the affirmative vote of a majority of the votes cast by holders of Voting Stock present in person or represented by proxy and entitled to vote thereon at the Annual Meeting voting as one class. Abstentions and broker non-votes, which are not considered “votes cast,” will reduce the absolute number, but not the overall percentage, of affirmative votes required to approve the advisory vote on executive compensation. Therefore, in tabulating the voting results for the advisory vote on executive compensation, abstentions and broker non-votes will have no effect on the outcome of such proposal.

Frequency of Advisory Votes on Executive Compensation

In the case of the proposal to determine the frequency of future stockholder advisory votes on executive compensation, the frequency that receives the highest number of votes cast will be deemed to be the frequency selected by stockholders. In tabulating the voting results for the frequency of advisory votes on executive compensation, abstentions and broker non-votes will have no effect on the outcome of such proposal.

Will my shares be voted if I do not sign and return my proxy card?

If your shares are held in street name or in your name and you do not vote by proxy via the Internet or sign and return your proxy card, your shares will not be voted unless you vote in person at the Annual Meeting.

What happens if I do not indicate how to vote my proxy?

If you just sign your proxy card without providing further instructions, your shares will be voted “FOR” for all the director nominees, “FOR” the ratification of appointment of the Company’s independent auditor and “THREE YEARS” on the frequency of future advisory votes on executive compensation.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Where do I find the voting results of the Annual Meeting?

We will announce voting results at the Annual Meeting. The final voting results will be tallied by the inspector of election and published in a Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Annual Meeting.

Who can help answer my questions?

You can contact our Secretary, Nanette L. Horner, at (845) 807-0001 or by sending a letter to Nanette L. Horner at the offices of the Company, c/o Monticello Casino and Raceway, 204 State Route 17B, P.O. Box 5013, Monticello, New York 12701 with any questions about the proposals described in this proxy statement or how to execute your vote.

THE ANNUAL MEETING

We are furnishing this proxy statement to you, as a stockholder of Empire Resorts, Inc., as part of the solicitation of proxies by our Board for use at our Annual Meeting to be held on Monday, May 6, 2019, or any adjournment(s) or postponement(s) thereof.

Date, Time, Place and Purpose of the Annual Meeting

The Annual Meeting will be held at Resorts World Catskills, located at 888 Resorts World Drive, Monticello, New York 12701, on Monday, May 6, 2019, at 10:00 a.m., Eastern Daylight Time. You are cordially invited to attend the Annual Meeting, at which stockholders will be asked to consider and vote upon the following proposals, which are more fully described in this proxy statement:

1.	To elect seven directors to serve on the Board until the 2020 annual meeting of stockholders or until their successors are elected and qualified;

2.	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019;

3.	To conduct a non-binding advisory vote on our 2018 executive compensation;

4.	To conduct a non-binding advisory vote on the frequency of future advisory votes on executive compensation; and

5.	To transact such other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

Record Date, Voting and Quorum

Our Board fixed the close of business on March 13, 2019, as the Record Date for the determination of holders of our outstanding Voting Stock entitled to notice of and to vote on all matters presented at the Annual Meeting. As of the record date, there were 34,423,250 shares of Common Stock, 44,258 shares of Series B Preferred Stock, and 320 shares of Series F Preferred Stock issued and outstanding and entitled to vote. Each share of Common Stock entitles the holder thereof to one vote, each share of Series B Preferred Stock entitles the holder thereof to fifty-four thousandths (.054) of one vote, and each share of Series F Preferred Stock entitles the holder thereof to 5,000 votes. Accordingly, a total of 36,025,640 votes may be cast at the Annual Meeting.

The holders of Voting Stock entitled to cast a majority of all votes that could be cast by the holders of all of the outstanding Voting Stock, present in person or represented by proxy at the Annual Meeting, constitute a quorum.

Required Vote

The seven persons receiving the highest number of affirmative votes cast by holders of Voting Stock present in person or represented by proxy and entitled to vote thereon at the Annual Meeting voting as one class will be elected to the Board. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2019 requires the affirmative vote of a majority of the votes cast by holders of Voting Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on such proposal. Abstentions will have no effect on the outcome of this proposal. Such proposal is a “routine” matter on which brokers and nominees can vote on behalf of their clients if clients do not furnish voting instructions, therefore broker non-votes will have an effect on the outcome of this proposal.

The approval on an advisory basis of our 2018 executive compensation requires the affirmative vote of a majority of the votes cast by holders of Voting Stock present in person or represented by proxy and entitled to vote on this matter at the Annual Meeting. In the case of the proposal to determine the frequency of future stockholder advisory votes on executive compensation, the frequency that receives the highest number of votes cast will be deemed to be the frequency selected by stockholders. Such proposals are “non-routine” matters on which brokers and nominees cannot vote on behalf of their clients if clients do not furnish voting instructions, therefore broker non-votes will have no effect on the outcome of these proposals. Abstentions and broker non-votes, which are not considered “votes cast,” will reduce the absolute number, but not the overall percentage, of affirmative votes required to approve the advisory vote on executive compensation and will have no effect on the frequency of future advisory votes on executive compensation.

Voting

You can vote your shares at the Annual Meeting by proxy or in person.

You can vote by proxy by having one or more individuals who will be at the Annual Meeting vote your shares for you. These individuals are called “proxies” and using them to cast your ballot at the Annual Meeting is called voting “by proxy.” If you wish to vote by proxy, you must do one of the following:

•	Use the Internet to vote by going to the Internet address listed on your proxy card or Internet Availability Notice;
¡	Have your proxy card or Internet Availability Notice in hand as you will be prompted to enter your control number and to create and submit an electronic vote; or
•	Complete the enclosed form, called a “proxy card,” and mail it in the envelope provided.

If you do one of the above, you will designate each of our President and Chief Executive Officer and Executive Chairman of the Board to act as your proxies at the Annual Meeting. One of them will then vote your shares at the Annual Meeting in accordance with the instructions you have given them via the Internet or on the proxy card with respect to the election of directors. Proxies will extend to, and be voted at, any adjournment(s) or postponement(s) of the Annual Meeting.

Alternatively, you can vote your shares in person by attending the Annual Meeting. You will be given a ballot at the Annual Meeting.

While we know of no other matters to be acted upon at the Annual Meeting, it is possible that other matters may be presented at the Annual Meeting. If that happens and you have voted via the Internet or signed a proxy card, and not revoked your proxy, your proxy will vote on such other matters in accordance with your proxies’ best judgment.

A special note for those who plan to attend the Annual Meeting and vote in person: if your shares are held in the name of a broker, bank or other nominee, you must bring a statement from your brokerage account or a letter from the person or entity in whose name the shares are registered indicating that you are the beneficial owner of those shares as of the Record Date. In addition, you will not be able to vote at the Annual Meeting unless you obtain a legal proxy from the record holder of your shares.

Our Board is asking for your proxy. Giving the Board your proxy means you authorize it to vote your shares at the Annual Meeting in the manner you direct. You may vote for or withhold your vote for each nominee or the other proposals to be submitted at the Annual Meeting or you may abstain from voting. All valid proxies received prior to the Annual Meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” the election of each nominee for Director, “FOR” the ratification of the appointment of Ernst & Young LLP, “FOR” the approval of our 2018 executive compensation, and “THREE YEARS” on the frequency of future advisory votes on executive compensation.

Stockholders who have questions or need assistance in completing or submitting their proxy cards should contact Nanette L. Horner, Secretary of the Company, at (845) 807-0001.

Stockholders who hold their shares in “street name,” meaning the name of a broker or other nominee who is the record holder, must either direct the record holder of their shares to vote their shares or obtain a proxy or voting instruction form from the record holder to vote their shares at the Annual Meeting.

Revocability of Proxies

Any proxy may be revoked by the person giving it at any time before the polls close at the Annual Meeting. A proxy may be revoked by filing with our Secretary (Empire Resorts, Inc., c/o Monticello Casino and Raceway, 204 State Route 17B, P.O. Box 5013, Monticello, New York 12701) either (i) a written notice of revocation bearing a date later than the date of such proxy or (ii) a subsequent proxy relating to the same shares, or (iii) by attending the Annual Meeting and voting in person.

Simply attending the Annual Meeting will not constitute revocation of your proxy. If your shares are held in the name of a broker or other nominee who is the record holder, you must follow the instruction of your broker or other nominee to revoke a previously given proxy.

Attendance at the Annual Meeting

Only holders of Voting Stock, their proxy holders and guests may attend the Annual Meeting. If you wish to attend the Annual Meeting in person but you hold your shares through someone else, such as a broker, you must bring proof of your ownership and identification with photo identification at the Annual Meeting. For example, you may bring an account statement showing that you beneficially owned Voting Stock as of the Record Date as acceptable proof of ownership.

Solicitation of Proxies and Expenses

The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Annual Meeting, will be borne by the Company. Some banks and brokers have customers who beneficially own Voting Stock listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding shares of Voting Stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly. The solicitation of proxies by mail may be supplemented by telephone, email and personal solicitation by officers, directors and regular employees of the Company, but no additional compensation will be paid to such individuals.

No Right of Appraisal

None of the Delaware General Corporation Law (the “DGCL”), our Second Amended and Restated Certificate of Incorporation nor our Third Amended and Restated Bylaws provide for appraisal or other similar rights for dissenting stockholders in connection with the election of directors, the ratification of the Company’s independent registered public accounting firm, the non-binding advisory vote on the Company’s 2018 executive compensation and the non-binding advisory vote on the frequency of advisory votes on the Company’s executive compensation. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares.

Other Business

We are not currently aware of any business to be acted upon at the Annual Meeting other than the election of directors, ratification of Ernst & Young LLP, non-binding advisory vote on our 2018 executive compensation and non-binding advisory vote on the frequency of advisory votes on executive compensation, which are discussed in this proxy statement. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Annual Meeting and with respect to any other matters which may properly come before the Annual Meeting. If other matters do properly come before the Annual Meeting, or at any adjournment(s) or postponement(s) of the Annual Meeting, shares of our Voting Stock, represented by properly submitted proxies, will be voted by the proxy holders in accordance with the recommendations of

Principal Offices

The principal executive offices of our Company are located at Empire Resorts, Inc., c/o Monticello Casino and Raceway, 204 State Route 17B, P.O. Box 5013, Monticello, New York 12701. The Company’s telephone number at such address is (845) 807-0001.

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Directors and Executive Officers

Name	Age	Position
Emanuel R. Pearlman	58	Executive Chairman of the Board
Ryan Eller	43	President, Chief Executive Officer and Director
Keith L. Horn	60	Director
Edmund Marinucci	69	Director
Nancy A. Palumbo	58	Director
Gregg Polle	58	Director
Gerard Ewe Keng Lim	60	Director
Nanette L. Horner	54	Executive Vice President, Chief Counsel and Chief Compliance Officer
Jamie M. Sanko	42	Chief Accounting Officer
Kevin D. Kline	50	Chief Operating Officer and General Manager of Montreign Operating Company, LLC

Emanuel R. Pearlman has served as a director since May 2010 and as the Executive Chairman of the Board since June 2016. Mr. Pearlman served as Non-Executive Chairman of the Board from September 2010 through May 2016. He is the Chairman and Chief Executive Officer of Liberation Investment Group, LLC, a New York-based investment management and financial consulting firm, which he founded in January 2003. Mr. Pearlman has been a member of the Board of Directors of CEVA Logistics AG (SIX: CEVA) since May 2018 and serves on its Audit and Nomination and Governance Committees. From June 2013 through May 2018, he served on the Board of Directors of CEVA Holdings, LLC. Mr. Pearlman has been a director of Network-1 Technologies, Inc. (NYSE American:NTIP) since 2012, where he serves as Chairman of the Audit Committee and a member of the Corporate Governance Committee. From November 2018 through February 2019, Mr. Pearlman served on the Board of Managers and as President of each of SRC O.P. LLC, SRC Facilities LLC and SRC Real Estate (TX) LLC, which are special purpose bankruptcy remote limited liability companies with ownership of approximately 100 real estate properties of Sears, Roebuck and Company. From May 2017 through September 2017, Mr. Pearlman served on the Board of Directors of ClubCorp Holdings, Inc. (NYSE:MYCC) where he served on the Strategic Review Committee, and from 2009 to 2014, he served as the sole independent director of Fontainebleau Miami JV LLC, which currently owns and operates the Fontainebleau Hotel in Miami Beach. He also served as a director of Multimedia Games, Inc. (NASDAQ-GS:MGAM) from October 2006 to March 2010. Mr. Pearlman holds an MBA from Harvard Business School and a B.A. in Economics from Duke University.

Ryan Eller has served as a director since September 2017. Mr. Eller served as our President and Chief Operating Officer from March 2017 through June 2017 and became our President and Chief Executive Officer in June 2017. From June 2013 to March 2017, Mr. Eller served in various executive officer positions with Genting New York LLC (“Genting NY”), which operates Resorts World Casino New York City (“RWNYC”). From June 2013 to October 2014, Mr. Eller served as Chief Financial Officer and from October 2014 to March 2017, Mr. Eller served as President of Genting NY. During his tenure at Genting NY, Mr. Eller oversaw RWNYC’s planning with respect to a $315 million expansion to add 1,000 video lottery terminals, a new hotel and convention complex. Concurrently with his position at Genting NY, from October 2014 to March 2017, Mr. Eller served as Senior Vice President of Development of Genting Americas Inc. (“Genting Americas”), an indirect, wholly-owned subsidiary of Genting Malaysia Berhad (“Genting Malaysia”), which is also the parent entity of Genting NY. In his role with Genting Americas, Mr. Eller oversaw the design and development of the Resorts World Las Vegas integrated resort, a $4 billion project on the Las Vegas Strip. From September 2012 to June 2013, Mr. Eller served as Executive Vice President and Chief Financial Officer of Choctaw Resort Development Enterprise, a wholly-owned enterprise of the Mississippi Band of Choctaw Indians, which operates three casinos including the Pearl River Resort, a fully integrated casino and resort facility that includes two casinos, a golf course and waterpark in Choctaw, Mississippi. In this role, Mr. Eller was responsible for the overall financial operations of the Choctaw’s gaming and resort enterprises as well as a restructuring of the property’s operations following an extended period of distress. From September 2007 to September 2012, Mr. Eller served as Treasurer and Executive Director of Finance of PCI Gaming Authority, a business enterprise created by the Poarch Band of Creek Indians, where he helped design, open and operate three casino and hotels representing capital investments over $600 million. At PCI Gaming Authority, Mr. Eller also directed operations and oversaw efforts to acquire and integrate pari-mutuel wagering facilities in Florida and Alabama. From 2006 to 2007, Mr. Eller served as Regional Manager, Planning and Analysis at Caesar’s Entertainment, Inc., where he led a team responsible for strategic, operational and marketing analysis. Mr. Eller served in the United States Marine Corps from 1997 to 2004 where he attained the rank of Major, holds an MBA with honors from Harvard Business School and a bachelor’s degree with distinction from the U.S. Naval Academy.

Keith L. Horn has served as a director of the Company since April 2016. He is the founder and Managing Member of Loring Capital Advisors, an investment advisory and consulting firm since July 2016. He served as Chief Operating Officer and a member of the Management Committee of Elliott Management Corporation (“Elliott”), a global, multi-strategy private investment fund with more than $30 billion of assets under management, from 2003 to 2015. Mr. Horn’s role at Elliott encompassed, among other things, direct responsibility for operations, accounting, finance, IT, applications development, human resources, compliance and all aspects of infrastructure and security. Prior to joining Elliott, beginning in 1987, Mr. Horn spent 16 years at Merrill Lynch serving in various capacities, including global head of Leveraged Finance, head of Latin America Debt, Chief of Staff to the Chairman and President and a managing director in High Yield Finance and Investment Banking. Mr. Horn began his career in private practice as a corporate and securities attorney. He is a member of the Binghamton University Foundation Board of Directors and the Vice Chairman of the Foundation’s Investment Committee. In addition, Mr. Horn is a member of the Board of Directors of PeacePlayers International, a non-profit organization that uses sports to educate and unite children in areas of conflict around the world. From 2011 to 2015, Mr. Horn served as a member of the Board of Directors of the Managed Funds Association, and was also a member of such Board’s Executive Committee and served as Chairman of its Nominating Committee and Chairman of its International Affairs Committee. In 2018, he joined the Board of Directors of ShopOne Centers REIT, Inc., a leading owner, operator and manager of high-quality shopping centers, and the Board of Managers of The Laundry Chute, LLC, a technology-driven laundry service for students on college campuses. Mr. Horn received his J.D. cum laude from Georgetown University Law Center and holds B.A. degrees in Economics and Political Science from Binghamton University, where he graduated Phi Beta Kappa with highest honors.

Edmund Marinucci has served as a director since March 2014. Mr. Marinucci has been a partner at PCH Hotels, LLC, a boutique hotel and resort operator based in San Francisco that is an operating division of Pacific Union Company since 1983. From October 1983 to December 2008, Mr. Marinucci served as President of PCH Hotels, LLC. During his tenure as President, PCH Hotels owned and managed properties in the U.S. and the Caribbean. Such properties included Meadowood Resort (Napa, California), Windermere Island Club (Bahamas), Divi Resorts (Aruba), Downtown Athletic Club (New York City), Frangipani Resort (Anguilla) and Marriott Resort (Grand Cayman). During his presidency of PCH Hotels, he oversaw the ground-up development of The Hotel Griffon and the renovation and repositioning of the Drisco Hotel (each in San Francisco). Prior to PCH Hotels, Mr. Marinucci served as Director of Development for HCP Hotels/Aston Resorts in Hawaii. In such position, Mr. Marinucci oversaw all development aspects of the hotel group and grew inventory from 15 to 20 hotel resorts. From 1978 to 1981, Mr. Marinucci served as Director of Resort Operations for Kapalua Resort Maui in Hawaii. While at Kapalua Resort Maui, Mr. Marinucci was responsible for the daily operations of the resort, including the Kapalua Bay Hotel, 150 rental villas, two golf courses, The Bay and The Village. He currently serves on the Board of Directors of The Dominick, a five-star boutique hotel located in Soho in New York City. Mr. Marinucci previously served on the Board of Directors of Jameson Inns/Colony Capital, a private hotel and resort company, and from November 2009 to January 2018, he served on the Board of Directors of Miami JV Member LLC, an investor in a private hotel and resort company known as the Fountainbleu. Mr. Marinucci is a member of The Cornell Hotel Society. Mr. Marinucci received a BS in Hotel Administration from the Cornell University School of Hotel Administration.

Nancy A. Palumbo has served as director since June 2009. Ms. Palumbo also acts as an independent consultant in the areas of strategic marketing, corporate communications and business development. Ms. Palumbo has also served as a principal in CRAMN LLC, a global business development company. From March 2009 to December 2010, she served as President of the Green Planet Group, a company that advised on solar and renewable energy solutions. Prior to joining Green Planet Group, from May 2007 to March 2009, Ms. Palumbo was the General Manager for Walker Digital Lottery and from October 2006 to May 2007, she served as the Senior Vice President for Strategic Marketing and Corporate Communications for the New York Daily News. From January 2004 to October 2006, Ms. Palumbo served as the Director of the New York Lottery, where she managed a $6 billion a year business and oversaw the opening of six video gaming facilities. From February 1995 to January 2004, Ms. Palumbo served as the Executive Deputy Commissioner for the Office of Parks Recreation and Historic Preservation for the State of New York, where she was instrumental in developing public-private partnerships to generate additional revenue to expand park services. Ms. Palumbo is a graduate of St. Bonaventure University.

Gregg Polle has served as a director since December 2010 and currently serves as the Company’s Lead Independent Director. Mr. Polle is a Managing Director for Moelis & Company LLC, an investment bank that provides financial advisory services and capital raising solutions to clients in connection with mergers and acquisitions, restructurings and other strategic matters. He has also served as an investment banker with Citigroup Inc. (“Citigroup”) and its predecessors Salomon Brothers and Salomon Smith Barney from 1983 until November 2008. Mr. Polle most recently served as head of the global industrial group at Citigroup and previously was the co-head of Citigroup’s global mergers and acquisitions group. Mr. Polle was a private investor from November 2008 through July 2011. Mr. Polle received a B.S. in Economics from the Wharton School of the University of Pennsylvania.

Gerard Ewe Keng Lim has served as a director since September 2017. Mr. Lim serves as a director of Kien Huat Realty III Limited (“Kien Huat”), the Company’s largest stockholder. Since February 2009, Mr. Lim has served as General Manager of Kien Huat Realty Sdn Berhad (“KHRSB”), which is a holding company that is a substantial shareholder of Genting Berhad. He was appointed as a director of KHRSB in September 2017. Genting Berhad is the holding company for the Genting

Group, a multi-national conglomerate that includes, among other things, hospitality and casino holdings worldwide. Mr. Lim also serves as director of Golden Hope Limited (“Golden Hope”), which acts as trustee for a private unit trust primarily involved in investment holding. Golden Hope as trustee of the unit trust is an affiliate of Kien Huat and a substantial shareholder of Genting Hong Kong Limited (formerly known as Star Cruises Limited) which is publicly traded in Hong Kong. In his position as General Manager of KHRSB and director of KHRSB and Golden Hope, and in his positions as director of various subsidiaries and affiliates of KHRSB and Golden Hope, Mr. Lim oversees the investments of KHRSB and Golden Hope in various concerns, including a ski resort, casino resorts, genomics, real estate and leisure lifestyle companies. Mr. Lim also serves as a director of Resorts World Inc Pte Ltd., an affiliate of the Genting Group and the parent entity of Resorts World Services Pte. Ltd., from which the Company licenses the “Resorts World” and “Genting” brand names. Mr. Lim also serves as a director of Grand Banks Yachts Limited, a company publicly traded in Singapore with significant subsidiaries in the business of manufacturing and selling luxury yachts worldwide. Genting Hong Kong Limited indirectly holds a substantial ownership interest in Grand Banks Yachts Limited. Prior to joining KHRSB and Golden Hope, from 1997 to 2007, Mr. Lim held various positions with Genting Hong Kong Limited. Most recently, Mr. Lim served as its Chief Financial Officer from 2004 to 2007. Mr. Lim holds a Bachelor of Science in Chemical Engineering from the University of Birmingham and a Master’s degree in Business Administration from the University of Aston.

Nanette L. Horner joined the Company in July 2010 and currently serves as Executive Vice President, Chief Counsel and Chief Compliance Officer. Ms. Horner has been an attorney in the gaming industry since 1996. Prior to her employment with the Company, Ms. Horner was a regulator with the Pennsylvania Gaming Control Board (“PGCB”) from August 2005 to June 2010 where she served as Deputy Chief Counsel assigned to the Bureau of Licensing. In September 2006, Ms. Horner was named the PGCB’s first director of the Office of Compulsive and Problem Gambling. She is a member of the Board of Directors for the National Council on Problem Gambling, and is a member of American Mensa and the International Masters of Gaming Law.

Jamie M. Sanko has served as Chief Accounting Officer since December 2017. Prior to joining the Company, from December 2014 to December 2017, Mr. Sanko served as the Chief Financial Officer of Genting Americas Inc., where he was responsible for financial oversight of operations in New York, Miami, Bimini and Las Vegas. From January 2011 to October 2014, Mr. Sanko served as the Director of Finance and as of October 2014, the Chief Financial Officer for Resorts World Casino in New York City. From July 2008 to November 2011, Mr. Sanko was the Reconciliation Manager and Trade Services Manager for DuPont Capital Management in Wilmington, Delaware. From 2003 to 2007, Mr. Sanko was an audit manager and audit senior for Ernst & Young LLP, where he served as the engagement executive for various public companies as well as non-public partnerships. Mr. Sanko earned his Bachelor’s degree from LaSalle University and his MBA from Drexel University.

Kevin D. Kline has served as Chief Operating Officer and General Manager of Montreign Operating Company, LLC (“Montreign”) since December 2017. Prior to joining Montreign, from March 2016 to December 2017, Mr. Kline was a principal of Kline Edge Enterprises LLC and provided management and operational consulting for entrepreneurial clients. From January 2011 to November 2015, Mr. Kline served as the Senior Vice President and General Manager of the Horseshoe Casino Cincinnati, formerly a Caesars Entertainment branded property. Mr. Kline was involved in the design and construction of the 23-acre site and, upon opening, oversaw the overall daily operations of the property, which included 1,700 team members. From November 2015 to March 2016, Mr. Kline served as a Senior Vice President of Caesars Entertainment Corp. (Nasdaq: CZR) and assisted in the transfer of the ownership and management rights to Horseshoe Casino Cincinnati in connection with the bankruptcy filing of certain subsidiaries of Caesars Entertainment Corp. From July 2005 to December 2010, Mr. Kline served as the Vice President and Assistant General Manager for the Horseshoe Hammond Casino, a Caesars Entertainment branded property in the Chicagoland market. Mr. Kline led the teams responsible for the design and construction of a new $500 million casino site. Upon the opening of the new facility in August 2008, Mr. Kline led the management and operations of the new property, which included 2,300 team members. From March 1999 to June 2005, Mr. Kline served in various capacities within the Harrah’s Entertainment organization. From March 2005 to June 2005, Mr. Kline served as a member of the integration team created in connection with the merger of Caesars Entertainment Corp. and Harrah’s Entertainment Corp., which was consummated in 2005. From February 2002 to March 2005, Mr. Kline served as the Vice President of Casino Marketing for Harrah’s Entertainment in New Orleans where he, along with the management team, transitioned the property and business during a restructuring period. From December 2000 to February 2002, Mr. Kline served as the Vice President of Casino Marketing for The Rio All-Suite Hotel and Casino in Las Vegas, also a Harrah’s property, where he was responsible for restructuring the property’s multi-channel sales function and implementing strategies to drive high-valued national and international customer trips to the property. From March 1999 to December 2000, Mr. Kline served as Vice President of VIP marketing at Harrah’s, where he was responsible for the strategic marketing initiatives related to the company’s VIP marketing segment. Prior to joining the Harrah’s organization, Mr. Kline served in various marketing roles within the Trump casino organization. From March 2011 to March 2018, Mr. Kline served as a board member of the Cincinnati USA Convention and Visitors Bureau. From 2013 to February 2018, Mr. Kline served as a board member of the Alzheimer’s Association of Greater Cincinnati. Mr. Kline has a Bachelor’s degree in Business from James Madison University and a Master’s of Management degree from Cornell University’s School of Hotel Administration with concentrations in finance and real estate finance.

Board Qualifications

We believe that the collective skills, experiences and qualifications of our directors provide our Board with the expertise and experience necessary to advance the interests of our stockholders. While the Corporate Governance and Nominations Committee of our Board does not have any specific, minimum qualifications that must be met by each of our directors, it uses a variety of criteria to evaluate the qualifications and skills necessary for each member of the Board. In addition to the individual attributes of each of our current directors described herein, we believe that our directors should have the highest professional and personal ethics and values, consistent with our longstanding values and standards. They should have broad experience at the policy-making level in business, exhibit commitment to enhancing stockholder value and have sufficient time to carry out their duties and to provide insight and practical wisdom based on their past experience.

Each of Messrs. Eller and Pearlman has extensive experience in the gaming industry. Mr. Eller has over 11 years of experience in the financial reporting, strategic management, development and operations of various casinos. Mr. Pearlman has experience as a consultant for and director of companies in the gaming industry. Their individual and collective gaming experience provides substantial guidance with respect to our gaming operations.

Each of Messrs. Horn and Polle has extensive financial experience. Mr. Horn served as chief operating officer of a private investment fund for 13 years and served as an investment banker at Merrill Lynch for 16 years prior to that. Additionally, Mr. Horn is a corporate and securities lawyer by training and practiced law for three and one-half years. Mr. Polle has over 26 years of experience as an investment banker with Citigroup and its predecessors. This experience provides each of Messrs. Horn and Polle with comprehensive financial and accounting expertise and qualifies each of them as an audit committee financial expert under the SEC’s guidelines.

Through her experience as a top-level executive in New York State government for many years, Ms. Palumbo has a comprehensive understanding of the extensive laws, regulations and ordinances applicable to our gaming business as well as substantial strategic marketing experience.

Mr. Marinucci has over 36 years of experience in the development, management and operation of hotel and resort properties.

Mr. Lim has over 34 years of experience in managing investments in the real estate, entertainment, leisure and hospitality industries.

Corporate Governance

Director Independence

The Board evaluates the independence of each nominee for election as a director of our Company in accordance with the Listing Rules (the “Nasdaq Listing Rules”) of the Nasdaq Stock Market LLC (“Nasdaq”). Pursuant to these rules, a majority of our Board must be “independent directors” within the meaning of the Nasdaq Listing Rules, and all directors who sit on our Audit Committee, Corporate Governance and Nominations Committee and Compensation Committee must also be independent directors.

The Nasdaq definition of “independence” includes a series of objective tests, such as the director or director nominee is not, and was not during the last three years, an employee of the Company and has not received certain payments from, or engaged in various types of business dealings with, the Company. In addition, as further required by the Nasdaq Listing Rules, the Board has made a subjective determination as to each independent director that no relationships exist which, in the opinion of the Board, would interfere with such individual’s exercise of independent judgment in carrying out his or her responsibilities as a director. In making these determinations, the Board reviewed and discussed information provided by the directors with regard to each director’s business and personal activities as they may relate to Company and its management.

As a result, the Board has affirmatively determined that none of our directors or director nominees has a material relationship with the Company other than Messrs. Eller, Lim and Pearlman. The Board has also affirmatively determined that all members of our Audit Committee, Corporate Governance and Nominations Committee and Compensation Committee are independent directors.

Meetings of the Board and Committees

The Board met on 15 occasions during the fiscal year ended December 31, 2018 with one unanimous written consent. Each of the members of the Board in 2018 attended at least 93% of the meetings held by the Board during the time such directors served as a member of the Board.

There are five committees of the Board: the Audit Committee, the Corporate Governance and Nominations Committee, the Compensation Committee, the Regulatory Compliance Committee and the Strategic Development Committee.

Our last annual meeting of stockholders was held on November 5, 2018, and all members of our Board in 2018 attended that meeting.

Audit Committee

We have a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Nasdaq Listing Rules. In addition, our Board adopted a written charter for the Audit Committee, which is available on the Company’s Website at www.empireresorts.com and a hard copy of which may be obtained, free of charge, from the Company by writing to the Company’s Secretary at Empire Resorts, Inc., c/o Monticello Casino and Raceway, 204 State Route 17B, P.O. Box 5013, Monticello, New York, 12701 or calling (845) 807-0001.

The Audit Committee currently consists of Messrs. Horn and Polle and Ms. Palumbo, each of whom is independent within the meaning of the Nasdaq Listing Rules. In addition, each Audit Committee member satisfies the Audit Committee independence standards under the Exchange Act. Our Board has determined that each of Mr. Horn and Mr. Polle qualify as an Audit Committee financial expert, as defined by SEC rules, based on education, experience and background. Mr. Horn serves as chairperson of the Audit Committee.

The primary purpose of the Audit Committee is to assist the Board in fulfilling its responsibility to oversee our financial reporting activities. The Audit Committee is responsible for reviewing with both our independent registered public accounting firm and management our accounting and reporting principles, policies and practices, as well as our accounting, financial and operating controls and staff.

The Audit Committee met on 12 occasions during the fiscal year ended December 31, 2018. Each of the members of the Audit Committee in 2018 attended 75% of the meetings held by the Audit Committee during the time such directors served as a member of the committee.

Corporate Governance and Nominations Committee

Our Board adopted a written charter for the Corporate Governance and Nominations Committee, which is available on the Company’s Website at www.empireresorts.com and a hard copy of which may be obtained, free of charge, from the Company by writing to the Company’s Secretary at Empire Resorts, Inc., c/o Monticello Casino and Raceway, 204 State Route 17B, P.O. Box 5013, Monticello, New York, 12701 or calling (845) 807-0001.

The Corporate Governance and Nominations Committee currently consists of Messrs. Marinucci and Polle and Ms. Palumbo. Mr. Marinucci serves as chairperson of the Corporate Governance and Nominations Committee.

The Corporate Governance and Nominations Committee develops, recommends and oversees implementation of corporate governance principles for the Company. In addition, it considers recommendations for director nominees from a wide variety of sources, including members of our Board, business contacts, community leaders, third-party advisory services and members of management. The Corporate Governance and Nominations Committee also considers stockholder recommendations for director nominees that are properly received in accordance with applicable rules and regulations of the SEC.

The Corporate Governance and Nominations Committee met on 4 occasions during the fiscal year ended December 31, 2018. Each of the members of the Corporate Governance and Nominations Committee in 2018 attended 75% of the meetings held by the Corporate Governance and Nominations Committee during the time each director served as a member of the committee.

Each of the nominees up for election at the Annual Meeting was recommended to the Board by the Corporate Governance and Nominations Committee.

Compensation Committee

The Compensation Committee has adopted a written charter, which is available on the Company’s Website at www.empireresorts.com. A hard copy may be obtained, free of charge, from the Company by writing to the Company’s Secretary at Empire Resorts, Inc., c/o Monticello Casino and Raceway, 204 State Route 17B, P.O. Box 5013, Monticello, New York, 12701 or calling (845) 807-0001.

The Compensation Committee currently consists of Ms. Palumbo and Messrs. Polle and Marinucci. Ms. Palumbo serves as chairperson of the Compensation Committee.

The Compensation Committee is responsible for establishing and reviewing the appropriate compensation of our directors and executive officers, for reviewing employee compensation plans and for considering and making grants and awards under, and administering, our equity incentive plans and cash bonus plans. More specifically, the Compensation Committee has sole authority to determine the Chief Executive Officer’s compensation level, which is subject to ratification by the Company’s independent directors. In determining the long-term incentive component of the Chief Executive Officer’s compensation, the Compensation Committee considers, among other factors, the Company’s performance and relative stockholder return, the value of similar incentive awards to chief executive officers at comparable companies, the awards given to the Chief Executive Officer in past years, and such other factors as the Compensation Committee may determine to be appropriate. The Compensation Committee reviews and approves the compensation of all other officers of the Company. The Compensation Committee may invite the Company’s Chief Executive Officer to participate in meetings of the Compensation Committee relating to discussions other than his compensation, but if present during any deliberations of the Committee, the Chief Executive Officer may not vote. The Compensation Committee also reviews and approves any severance or similar termination payments proposed to be made to any current or former executive officer.

The Compensation Committee has the authority to directly engage, at our expense, any compensation consultants or other advisers as it deems necessary to assist in the evaluation of director, Chief Executive Officer or executive officer compensation. The Compensation Committee did not engage any advisory firm as a compensation consultant in fiscal 2018.

The Compensation Committee met on 8 occasions during the fiscal year ended December 31, 2018 and acted by unanimous written consents on two occasions. Each of the members of the Compensation Committee in 2018 attended at least 75% of the meetings held by the Compensation Committee during 2018.

Regulatory Compliance Committee

The Regulatory Compliance Committee currently consists of Ms. Palumbo and Messrs. Polle and Horn. Ms. Palumbo served as chairperson of the Regulatory Compliance Committee in 2018 and currently serves as its chairperson.

The Regulatory Compliance Committee is responsible for adopting the policies and procedures, as necessary or as requested by the Board, regarding compliance with laws and regulations and responses to changes in the legislative, regulatory or legal environment. In addition, the Regulatory Compliance Committee is responsible for keeping abreast of and making recommendations to the Board with respect to developments in regulatory compliance programs, which are relevant to the Company’s activities, operations and licenses and overseeing the delivery to and the acknowledgment by the appropriate employees of the Company of materials setting forth or describing the regulatory requirements applicable to their conduct or the business of the Company. The Regulatory Compliance Committee also meets with our Chief Compliance Officer to review our compliance with legal and regulatory requirements and to make recommendations with respect to any potential legal or regulatory violations.

The Regulatory Compliance Committee met on four occasions during the fiscal year ended December 31, 2018.

Strategic Development Committee

The members of the Strategic Development Committee in 2018 were Messrs. Pearlman, Polle, Marinucci and Horn. Mr. Pearlman serves as chairperson of the Strategic Development Committee.

The Strategic Development Committee serves as a committee of the Board to act upon and facilitate the consideration of certain high-level business and strategic matters relating to development and expansion.

The Strategic Development Committee met on 11 occasions during the fiscal year ended December 31, 2018.

Compensation Committee Interlocks and Insider Participation

In 2018, the members of the Compensation Committee were Ms. Palumbo and Messrs. Polle and Marinucci. Ms. Palumbo served as chairperson of the Compensation Committee in 2018 and continues to serve in such position. None of our officers currently serves, and in the past year has not served, (i) as a member of the compensation committee or Board of Directors of another entity, one of whose executive officers served on our compensation committee, or (ii) as a member of the compensation committee of another entity, one of whose executive officers served on our Board of Directors.

Audit Committee Report*

The Audit Committee has reviewed and discussed our audited financial statements with management, and has discussed with our independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Codification of Statements on Auditing Standards, AU 380), as adopted by the Public Company Accounting Oversight

Board (the “PCAOB”) in Rule 3200T. Additionally, the Audit Committee has received the written disclosures and the letter from our independent registered public accounting firm, as required by the applicable requirements of the PCAOB, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. Based upon such review and discussion, the Audit Committee recommended to the Board that the audited financial statements for the last fiscal year be included in our Annual Report on Form 10-K for filing with the SEC.

Submitted by:

Audit Committee of the Board of Directors

/s/ Keith Horn

/s/ Gregg Polle

/s/ Nancy A. Palumbo

* The information contained in this Audit Committee Report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended or the Exchange Act.

Board Leadership Structure and Role in Risk Oversight

Although we do not require separation of the offices of the Chairman of the Board and Chief Executive Officer, we currently have a different person serving in each such role—Mr. Pearlman is our Executive Chairman, and Mr. Eller is our President and Chief Executive Officer. The decision whether to combine or separate these positions depends on what our Board deems to be in the long-term interest of stockholders in light of prevailing circumstances. Mr. Pearlman served as non-executive Chairman of the Board since September 8, 2010 and has served as Executive Chairman of the Board since June 1, 2016. Mr. Eller served as our President and Chief Operating Officer from March 2017 to June 2017. Since June 2017, Mr. Eller has served as our President and Chief Executive Officer. This arrangement has and will continue to allow our Executive Chairman to lead the Board, while our Chief Executive Officer focuses primarily on managing the operations of the Company. The separation of duties provides strong leadership for the Board while allowing the Chief Executive Officer to be the leader of the Company, focusing on its customers, employees, and operations. Our Board believes the Company is well-served by this flexible leadership structure and that the combination or separation of these positions should continue to be considered on an ongoing basis.

Pursuant to that certain investment agreement, dated November 12, 2009 (the “Investment Agreement”), between the Company and Kien Huat, our largest stockholder, Kien Huat is entitled to recommend three nominees, whom we are required to cause to be elected or appointed to our Board, subject to the satisfaction of all legal and governance requirements regarding service as a director and to the reasonable approval of the Corporate Governance and Nominations Committee of the Board, for so long as Kien Huat maintains ownership of at least 24% of the voting power of our capital stock outstanding at such time. For as long as Kien Huat is entitled to designate nominees for directors to the Board, it will have the right to nominate one of its nominees elected to serve as a director to serve as Chairman of the Board. Each of Messrs. Lim, Eller and Pearlman were designated as nominees by Kien Huat pursuant to this right. In addition, for so long as Kien Huat owns capital stock with at least 30% of the voting power of our outstanding capital stock outstanding at such time, certain decisions made by the Board relating to fundamental transactions involving us and our subsidiaries and certain other matters require the approval of the directors designated for nomination by Kien Huat. We believe that this arrangement is an appropriate reflection of the Company’s underlying ownership structure.

The Board is actively involved in overseeing our risk management processes. The Board focuses on our general risk management strategy and ensures that appropriate risk mitigation strategies are implemented by management. Further, operational and strategic presentations by management to the Board include consideration of the challenges and risks of our businesses, and the Board and management actively engage in discussion on these topics. In addition, each of the Board’s committees considers risk within its area of responsibility. For example, the Audit Committee provides oversight to legal and compliance matters and assesses the adequacy of our risk-related internal controls. The Compensation Committee considers risk and structures our executive compensation programs to provide incentives to reward appropriately executives for growth without undue risk taking.

Consideration of Director Nominees

Stockholder Recommendations and Nominees

The policy of our Corporate Governance and Nominations Committee is to consider properly submitted recommendations for candidates to the Board from stockholders. Any stockholder recommendations for consideration by the Corporate Governance and Nominations Committee should include the candidate’s name, biographical information, information regarding any relationships between the candidate and the Company within the last three years, a description of all arrangements between the candidate and the recommending stockholder and any other person pursuant to which the candidate is being recommended, a written indication of the candidate’s willingness to serve on the Board, any other information required to be provided under securities laws and regulations, and a written indication to provide such other information as the Nominating and Corporate Governance Committee may reasonably request. There are no differences in the manner in which the Nominating and Corporate Governance Committee evaluates nominees for director based on whether the nominee is recommended by a stockholder or otherwise. Stockholder recommendations to the Board should be sent to:

Empire Resorts, Inc.

c/o Monticello Casino and Raceway

204 State Route 17B, P.O. Box 5013

Monticello, New York, 12701

Attention: Secretary

In addition, our Third Amended and Restated Bylaws permit stockholders to nominate directors for consideration at an annual meeting of stockholders. Stockholders wishing to nominate a candidate for director at the annual meeting of stockholders must give written notice to Empire Resorts, Inc., c/o Monticello Casino and Raceway, 204 State Route 17B, P.O. Box 5013, Monticello, New York, 12701, Attention: Secretary, either by personal delivery or by United States mail, postage prepaid. The stockholder’s notice must be received by us not less than 120 or more than 180 days prior to the first anniversary (the “Anniversary”) of the date on which we first mailed our proxy materials for the preceding year’s annual meeting of stockholders. However, if the date of the annual meeting of stockholders is advanced more than 30 days prior to or delayed by more than 30 days after the Anniversary of the preceding year’s annual meeting of stockholders, then, to be timely, notice by the stockholder must be delivered not later than the close of business on the later of (i) the 90th day prior to such annual meeting of stockholders or (ii) the 15th day following the day on which public announcement of the date of such meeting is first made. To be in proper form, a stockholder’s notice to the Secretary shall be in writing and shall set forth (i) the name and address of the stockholder who intends to make the nomination(s) and of the person or persons to be nominated, (ii) a representation that the stockholder is a holder of record of stock of the Company, that the stockholder intends to vote such stock at such annual meeting of stockholders and intends to appear in person or by proxy at the annual meeting of stockholders to nominate the person or persons specified in the notice, (iii) a description of all arrangements or understandings between the stockholder and each nominee or any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder, (iv) such other information regarding each nominee as would be required to be included in a proxy statement filed pursuant to Regulation 14A of the Exchange Act, had the nominee been nominated, or intended to be nominated, by the Board, (v) the class and number of shares of capital stock that are owned of record and beneficially owned by the stockholder and (vi) the written consent of each nominee to serve as a director of the Company if so elected.

Because the date of the 2019 Annual Meeting was changed by more than 30 days from the date of the 2018 annual meeting of stockholders, stockholders of the Company who wished to nominate a person for election as a director or propose business to be brought before the 2019 Annual Meeting had to have submitted written notice of such nomination or proposed business, as the case may be, was received by the Company’s Secretary at Empire Resorts, Inc., c/o Monticello Casino and Raceway, 204 State Route 17B, P.O. Box 5013, Monticello, New York 12701 on or before the close of business on February 5, 2019, which the Company announced on a Current Report on Form 8-K as filed on January 7, 2019.

Director Qualifications

The Board believes that all directors should have the highest personal integrity and have a record of exceptional ability and judgment. The Board also believes that directors should ideally reflect a mix of experience and other qualifications. There is no firm requirement of minimum qualifications or skills that candidates must possess. The Corporate Governance and Nominations Committee evaluates director candidates based on a number of qualifications, including their independence, judgment, leadership ability, expertise in the industry, experience developing and analyzing business strategies, financial literacy, risk management skills, and, for incumbent directors, his or her past performance. While neither the Board nor the Corporate Governance and Nominations Committee has adopted a formal policy with regard to the consideration of diversity when evaluating candidates for election to the Board, it is our goal to have a balanced Board, with members whose skills, background and experience are complimentary and, together, cover the variety of areas that impact our business.

The Corporate Governance and Nominations Committee initially evaluates a prospective nominee on the basis of his or her resume and other background information that has been made available to the committee. A member of the Corporate Governance and Nominations Committee will contact for further review those candidates who the committee believes are qualified, who may fulfill a specific board need and who would otherwise best make a contribution to the Board. If, after further discussions with the candidate, and other further review and consideration as necessary, the Corporate Governance and Nominations Committee believes that it has identified a qualified candidate, it will make a recommendation to the Board.

Code of Business Conduct and Ethics

We adopted a Code of Business Conduct and Ethics, applicable to all employees, and a Code of Ethics for the Principal Executive Officer and Senior Financial Officer(s), each of which is available on our Website (www.empireresorts.com) and will be provided in print without charge to any stockholder who submits a request in writing to Empire Resorts, Inc., Investor Relations, c/o Monticello Casino and Raceway, 204 State Route 17B, P.O. Box 5013, Monticello, New York 12701. Any amendment to and waivers from the Code of Ethics with respect to the Company’s Chief Executive Officer or Chief Financial Officer will be posted on the Company’s Website. The Code of Business Conduct and Ethics provides that any waiver thereof may be made only by the Board or, in cases not involving an executive officer or member of the Board, by the Company’s Chief Compliance Officer.

Procedures for Contacting Directors

The Board has established a process for stockholders to send communications to the Board. Stockholders may communicate with the Board generally or a specific director at any time by writing to: Empire Resorts, Inc., c/o Monticello Casino and Raceway, 204 State Route 17B, P.O. Box 5013, Monticello, New York, 12701, Attention: Investor Relations. We review all messages received, and forward any message that reasonably appears to be a communication from a stockholder about a matter of stockholder interest that is intended for communication to the Board. Communications are sent as soon as practicable to the director to whom they are addressed, or if addressed to the Board generally, to the Chairman of the Corporate Governance and Nominations Committee. Because other appropriate avenues of communication exist for matters that are not of stockholder interest, such as general business complaints or employee grievances, communications that do not relate to matters of stockholder interest are not forwarded to the Board.

Executive Compensation

Compensation Committee Report*

Our Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis (“CD&A”) included in this proxy statement. Based on that review and discussion, the Compensation Committee has recommended to the Board that the CD&A be included in the proxy statement.

Submitted by:

Compensation Committee of the Board of Directors

/s/ Nancy A. Palumbo

/s/ Gregg Polle

/s/ Edmund Marinucci

* The information contained in this Compensation Committee Report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended or the Exchange Act.

Compensation Discussion and Analysis

Objectives of Our Compensation Program

Our compensation programs are intended to encourage executives and other key personnel to create sustainable growth in value for our stockholders. In particular, the objectives of our programs are to:

•	attract, retain, and motivate superior talent;
•	ensure that compensation is commensurate with our performance and stockholder returns;
•	provide performance awards for the achievement of strategic objectives that are critical to our long-term growth; and
•	ensure that our executive officers and key personnel have financial incentives to achieve sustainable growth in stockholder value.

Executive Compensation Decisions—The Role of the Compensation Committee, the Chief Executive Officer and Advisory Vote on Executive Compensation

The Compensation Committee is responsible for evaluating and approving the compensation of our executive officers. The Compensation Committee considers recommendations from our President and Chief Executive Officer with respect to executive compensation matters, except regarding his own compensation. Although the advisory shareholder vote on executive compensation is non-binding, the Committee has considered, and will continue to consider, the outcome of this vote when making compensation decisions for our Chief Executive Officer and other “named executive officers” as defined in item 402(a)(3) of Regulation S-K promulgated under the Exchange Act (“Named Executive Officers”). At our annual meeting of shareholders held on November 1, 2016, approximately 99.8% of the shareholders who voted on the “say-on-pay” proposal approved the compensation of our Named Executive Officers. At our annual meeting of shareholders held on November 11, 2013, the Company’s shareholders approved, on an advisory basis, a frequency of every three years for future votes on executive compensation. Thus, the Company is holding a vote on such matters at the Annual Meeting.

Our Executive Compensation Program and Risk

We do not believe that our compensation programs are structured to reward inappropriate risk-taking, and have concluded that our compensation policies and practices are not reasonably likely to result in a material adverse effect on our businesses, for several reasons, including the following:

•

We provide a mix of variable performance-based annual cash compensation (at the discretion our Compensation Committee), fixed cash compensation in the form of base salaries, and long-term equity compensation in the form of equity awards. We believe this combination of variable and fixed cash compensation and a long-term equity interest which vest over time, provides appropriate incentives and rewards management while at the same time encourages appropriate-but not excessive-levels of risk assumption.

•

The design of our compensation programs, including with respect to the variety of performance criteria established under our plans, encourages executives to remain focused on both the short-term and long-term success of the Company’s operational and development objectives; as a result, any incentive to take short-term risks is mitigated by the necessity for us to achieve success and maintain shareholder value over the long-term. In this regard, a portion of compensation is delivered to executives in the form of an annual bonus as well as equity grants, and a portion of the compensation of our senior executives is based on meeting longer term goals.
•

A portion of compensation to our senior executives is delivered through the use of equity awards, which generally vest in equal annual installments over a three-year period. The Compensation Committee believes that these equity incentive awards focus our executives on the long-term success of the Company, align their interests with those of our shareholders and, because of the multi-year vesting feature, subject management to the long-term consequences of risks undertaken to achieve short-term objectives.

Determination of Compensation Levels

In setting compensation levels, including bonus for our senior executives and the mix of compensation for fiscal 2018, the Compensation Committee considered several factors. These include cash bonuses based on the Company’s results of operations of the casino at Resorts World Catskills, as well as the progress with the planning and design of the Company’s development projects, including a 101-room lifestyle hotel called The Alder and the golf course still under development, existing employment agreements with individual executives, the desire to motivate the executives and align the compensation of the executives with the financial performance of the Company by providing incentives, and the Compensation Committee’s subjective assessment of the individual’s experience, responsibilities, management, leadership abilities and job performance. The Compensation Committee has, from time to time, used focused marketplace compensation analysis and reviewed compensation levels at companies of similar type and size for comparison purposes in connection with the recruitment and retention of our executive officers. The Compensation Committee did not engage any advisory firm as a compensation consultant in fiscal 2018.

Elements of Our Executive Compensation Structure

Our compensation structure consists of two tiers of remuneration. The first tier consists of base pay, and retirement, health, and welfare benefits. The second tier consists of both short and long-term incentive compensation.

Base Pay

Base compensation for each of our Named Executive Officers, other than Mr. Pearlman, has been established pursuant to their respective employment agreements with the Company. Base pay and benefits are designed to be sufficiently competitive to attract and retain world class executives. In the past, the Compensation Committee has retained the discretion to review Named Executive Officers’ base pay, and to make increases based on executive performance and market norms. In January 2018 and March 2018, the Compensation Committee took action to increase the base salaries of Ms. Horner and Mr. Pearlman, respectively. The Compensation Committee has also recommended increases when executives have been promoted, or their responsibilities have otherwise been expanded.

Mr. Pearlman receives an annual base salary of $682,500. Pursuant to Mr. Eller’s employment agreement, Mr. Eller receives on annual base salary of $600,000. Pursuant to Ms. Horner’s employment agreement, Ms. Horner receives an annual base salary of $300,000. Pursuant to Mr. Sanko’s employment agreement, through December 31, 2018, Mr. Sanko received an annual base salary of $250,000. From January 1, 2019 through the remainder of the term of his employment agreement, Mr. Sanko receives an annual base salary of $400,000. Pursuant to Mr. Kline’s employment agreement, Mr. Kline receives an annual base salary of $400,000.

Equity-based Compensation

Equity-based compensation is designed to provide incentives to our executive officers to build stockholder value over the long-term by aligning their interests with the interest of stockholders. Since 2005, we have granted equity-based awards in the form of restricted stock, options and restricted stock units, as the Compensation Committee determined this was an effective vehicle for the motivation and retention of our executive officers.

On January 21, 2019, Mr. Pearlman was granted 50,000 restricted stock units (“RSUs”) under the 2015 Equity Incentive Plan, one-third of such RSUs, or 16,666.67 RSUs, will vest annually over the three-year period ending January 21, 2022, subject to Mr. Pearlman’s continued employment or service to the Company during that period. The RSUs are subject to immediate vesting in the event of a Change in Control, as such term is defined in the 2015 Equity Incentive Plan, subject to Mr. Pearlman’s continued employment or service to the Company. In addition, subject to Mr. Pearlman’s continued employment with the Company, each vested RSU will be settled on March 21, 2022, which is the third anniversary of the grant date, in cash or shares at the discretion of the Company. In the event that Mr. Pearlman’s employment with the Company is terminated by the Company other than for Cause, as such term is defined in the 2015 Equity Incentive Plan, then all unvested RSUs will vest immediately.

On March 13, 2018, Mr. Pearlman was granted 25,000 RSUs under the 2015 Equity Incentive Plan, one-third of such RSUs, or 8,333.33 RSUs, will vest annually over the three-year period ending March 13, 2021, subject to Mr. Pearlman’s continued employment or service to the Company during that period. The RSUs are subject to immediate vesting in the event of a Change in Control, as such term is defined in the 2015 Equity Incentive Plan, subject to Mr. Pearlman’s continued employment or service to the Company. In addition, in the event that Mr. Pearlman’s employment with the Company is terminated by the Company other than for Cause, as such term is defined in the 2015 Equity Incentive Plan, and Mr. Pearlman is removed from the Company’s Board of Directors by the shareholders of the Company other than for Cause, or he is not renominated by Kien Huat to stand for election to the Board, then all unvested RSUs will vest immediately. Subject to Mr. Pearlman’s continued employment, each vested RSU will be settled on March 13, 2023, which is the fifth anniversary of the grant date. In the event that Mr. Pearlman’s employment or service with the Company terminates prior to March 13, 2023, the vested RSUs will be settled on such separation date and all unvested RSUs will be cancelled immediately. If Mr. Pearlman’s employment or service to the Company is terminated for Cause (as defined in the 2015 Equity Incentive Plan), then any vested and unvested RSUs will be forfeited in their entirety.

On January 21, 2019, Mr. Eller was granted 50,000 RSUs under the 2015 Equity Incentive Plan, one-third of such RSUs, or 16,666.67 RSUs, will vest annually over the three-year period ending January 21, 2022, subject to Mr. Eller’s continued employment or service to the Company during that period. The RSUs are subject to immediate vesting in the event of a Change in Control, as such term is defined in the 2015 Equity Incentive Plan, subject to Mr. Eller’s continued employment or service to the Company. In addition, subject to Mr. Eller’s continued employment with the Company, each vested RSU will be settled on March 21, 2022, which is the third anniversary of the grant date, in cash or shares at the discretion of the Company. In the event that Mr. Eller’s employment with the Company is terminated by the Company other than for Cause, as such term is defined in the 2015 Equity Incentive Plan, then all unvested RSUs will vest immediately.

On March 13, 2018, Mr. Eller was granted 20,000 RSUs under the 2015 Equity Incentive Plan, one-third of such RSUs, or 6,666.67 RSUs, will vest annually over the three-year period ending

March 13, 2021, subject to Mr. Eller’s continued employment or service to the Company during that period. The RSUs are subject to immediate vesting in the event of a Change in Control, as such term is defined in the 2015 Equity Incentive Plan, subject to Mr. Eller’s continued employment or service to the Company. In addition, in the event that Mr. Eller’s employment with the Company is terminated by the Company other than for Cause, as such term is defined in the 2015 Equity Incentive Plan, and Mr. Eller is removed from the Company’s Board of Directors by the shareholders of the Company other than for Cause, or he is not renominated by Kien Huat to stand for election to the Board, then all unvested RSUs will vest immediately. In the event that Mr. Eller’s employment or service with the Company terminates prior to March 13, 2021, the vested RSUs will be settled on such separation date and all unvested RSUs will be cancelled immediately. If Mr. Eller’s employment or service to the Company is terminated for Cause (as defined in the 2015 Equity Incentive Plan), then any vested and unvested RSUs will be forfeited in their entirety.

On January 20, 2019, Ms. Horner was granted 22,500 RSUs, one-half of which, or 11,250 RSUs, vested immediately on the date of grant and one-half of which will vest on March 20, 2020. The RSUs are subject to immediate vesting in the event of a Change in Control, as such term is defined in the 2015 Equity Incentive Plan, subject to Ms. Horner’s continued employment or service to the Company. Subject to Ms. Horner’s continued employment with the Company, the shares of common stock deliverable upon vesting of the RSUs shall be delivered on March 20, 2020.

On March 12, 2018, Ms. Horner was granted 6,600 RSUs under the 2015 Equity Incentive Plan, one-third of such RSUs, or 2,200 RSUs, will vest annually over the three-year period ending March 12, 2021, subject to Ms. Horner’s continued employment or service to the Company during that period. The RSUs are subject to immediate vesting in the event of a Change in Control, as such term is defined in the 2015 Equity Incentive Plan, subject to Ms. Horner’s continued employment or service to the Company. In the event that Ms. Horner’s employment or service with the Company terminates prior to March 12, 2021, the vested RSUs will be settled on such separation date and all unvested RSUs will be cancelled immediately. If Ms. Horner’s employment or service to the Company is terminated for Cause (as defined in the 2015 Equity Incentive Plan), then any vested and unvested RSUs will be forfeited in their entirety.

On January 20, 2019, Mr. Sanko was granted 30,000 RSUs under the 2015 Equity Incentive Plan, one-half of which, or 15,000 RSUs, vested immediately on the date of grant and one-half of which will vest on March 20, 2020. The RSUs are subject to immediate vesting in the event of a Change in Control, as such term is defined in the 2015 Equity Incentive Plan, subject to Mr. Sanko’s continued employment or service to the Company. Subject to Mr. Sanko’s continued employment with the Company, the shares of common stock deliverable upon vesting of the RSUs shall be delivered on March 20, 2020.

On March 13, 2018, Mr. Sanko was granted 10,000 RSUs under the 2015 Equity Incentive Plan, one-third of such RSUs, or 3,333.33 RSUs, will vest annually over the three-year period ending March 13, 2021, subject to Mr. Sanko’s continued employment or service to the Company during that period. The RSUs are subject to immediate vesting in the event of a Change in Control, as such term is defined in the 2015 Equity Incentive Plan, subject to Mr. Sanko’s continued employment or service to the Company. In the event that Mr. Sanko’s employment or service with the Company terminates prior to March 13, 2021, the vested RSUs will be settled on such separation date and all unvested RSUs will be cancelled immediately. If Mr. Sanko’s employment or service to the Company is terminated for Cause, as such term is defined in the 2015 Equity Incentive Plan, then any vested and unvested RSUs will be forfeited in their entirety.

On January 20, 2019, Mr. Kline was granted 30,000 RSUs under the 2015 Equity Incentive Plan, one-half of which, or 15,000 RSUs, vested immediately on the date of grant and one-half of which will vest on March 20, 2020. The RSUs are subject to immediate vesting in the event of a Change in Control, as such term is defined in the 2015 Equity Incentive Plan, subject to Mr. Kline’s continued employment or service to the Company. Subject to Mr. Kline’s continued employment with the Company, the shares of common stock deliverable upon vesting of the RSUs shall be delivered on March 20, 2020.

On March 12, 2018, Mr. Kline was granted 10,000 RSUs under the 2015 Equity Incentive Plan, one-third of such RSUs, or 3,333.33 RSUs, will vest annually over the three-year period ending March 12, 2021, subject to Mr. Kline’s continued employment or service to the Company during that period. The RSUs are subject to immediate vesting in the event of a Change in Control, as such term is defined in the 2015 Equity Incentive Plan, subject to Mr. Kline’s continued employment or service to the Company. In the event that Mr. Kline’s employment or service with the Company terminates prior to March 12, 2021, the vested RSUs will be settled on such separation date and all unvested RSUs will be cancelled immediately. If Mr. Kline’s employment or service to the Company is terminated for Cause, as such term is defined in the 2015 Equity Incentive Plan, then any vested and unvested RSUs will be forfeited in their entirety.

In September 2015, the Board approved and, in November 2015, stockholders approved, the 2015 Equity Incentive Plan, pursuant to which any future equity incentive awards will be made to the Named Executive Officers. At March 11, 2019, a total of 2,097,201 shares were available for future issuance under the 2015 Equity Incentive Plan.

The Compensation Committee may grant awards of Non-Qualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, Stock Bonus Awards, Performance Compensation Awards (including cash bonus awards) or any combination of the foregoing.

The Compensation Committee believes that equity-based compensation provides an incentive that focuses the executive’s attention on managing our Company from the perspective of an owner with an equity stake in the business. In determining the amount of equity-based compensation to be awarded to our Named Executive Officers, the Compensation Committee takes into consideration, among other things, the level of the officer’s responsibility, performance of the officer, other compensation elements and the amount of previous equity grants awarded to the individual. In addition, with respect to recruiting an executive officer to join our Company, the amount of equity consideration may be negotiated to reflect the amount necessary to hire the desired person. The size of such awards would be based on the Compensation Committee view on the prospective officer’s potential to have an impact on our profitability, growth and financial position.

Cash Bonus for Senior Executives

After the conclusion of fiscal 2018, the Compensation Committee held meetings to consider the extent to pay bonuses to senior executives. The 2018 bonuses for the senior executives were discretionary and based primarily upon a subjective analysis by the Compensation Committee of the Company’s operational performance and the individual performance of each senior executive. Cash awards were paid in the first quarter of the current fiscal year and are reflected in the Summary Compensation Table below.

Pay Ratio Disclosure

In August 2015, pursuant to a mandate of the Dodd-Frank Wall Street Reform and Consumer Protection Act, the Securities and Exchange Commission adopted a rule requiring annual disclosure of the ratio of the median employee’s annual total compensation to the total annual compensation of the principal executive officer (“PEO”). The Company’s PEO is Mr. Eller. The purpose of the new required disclosure is to provide a measure of the equitability of pay within the organization.

We identified the median employee by examining the 2018 total cash compensation for all individuals, excluding our Chief Executive Officer, who were employed by us as of December 31, 2018. We included all employees, whether employed on a full-time, part-time, or seasonal basis. We did not make any assumptions, adjustments, or estimates with respect to total cash compensation, and we annualized the compensation for any full-time employees that were not employed by us for all of 2018. We believe the use of total cash compensation for all employees is a consistently applied compensation measure because we do not widely distribute annual equity awards to employees. Approximately 1% percent of our employees receive annual equity awards.

After identifying the median employee based on total cash compensation, we calculated annual total compensation for such employee using the same methodology we use for our Named Executive Officers as set forth in the 2018 Summary Compensation Table later in this proxy statement. For simplicity, the value of the Company’s 401(k) plan and medical benefits provided was excluded as all employees including the PEO are offered the exact same benefits and the Company utilizes the Internal Revenue Service safe harbor provision for 401(k) discrimination testing.

As illustrated in the table below, our 2018 PEO to median employee pay ratio is 20.42:1:00.

Median Employee total annual compensation	$31,200
Mr. Eller (“PEO”) total annual compensation	$637,200
Ratio of PEO to Median Employee Compensation	20.42 to 1.00

Summary Compensation Table

The following table sets forth all information concerning the compensation earned, for the fiscal years ended December 31, 2018, 2017 and 2016 for services rendered to us by persons who served as our Named Executive Officers at the end of 2018.

Executive Name	Title	Year		Salary ($)	Bonus ($)	Restricted Stock Unit Awards ($) (6)	All Other Compensation ($)		Total Compensation ($)
Emanuel R. Pearlman (1)	Executive Chairman of the Board	2018	(1)	$674,821	$0	$588,750	$40,000	(1)	$1,303,571
		2017	(1)	$650,000	$200,000	$611,250	$36,000	(1)	$1,497,250
		2016	(1)	$357,500	$200,000	$0	$17,500	(1)	$575,000
Ryan Eller (2)	President and Chief Executive Officer	2018		$600,000	$0	$471,000	$37,200	(2)	$1,108,200
		2017		$438,461	$200,000	$489,000	$19,900	(2)	$1,147,361
Nanette Horner	EVP—Chief Counsel	2018		$257,356	$15,000	$156,090	$14,400	(3)	$442,846
		2017		$225,000	$78,000	$24,950	$14,400	(3)	$342,350
		2016		$225,000	$50,000	$0	$14,400	(3)	$289,400
Jamie Sanko (4)	Chief Accounting Officer	2018		$250,425	$20,000	$235,500	$14,400	(3)	$520,325
		2017		$4,808	$0	$0	$0		$4,808
Kevin Kline (5)	Chief Operating Officer and General Manager—MOC	2018		$400,000	$20,000	$236,500	$14,400	(3)	$670,900
		2017		$17,692	$0	$0	$0		$17,692

(1)

Mr. Pearlman served as a non-employee director until May 31, 2016, whereupon he became the Executive Chairman of the Board of Directors and a Company employee. Mr. Pearlman is paid an annual salary of $682,500 in his role as Executive Chairman but does not have an employment agreement with the Company. All Other Compensation includes $40,000, $36,000 and $17,500 paid to an entity wholly-owned by Mr. Pearlman as reimbursement for medical benefits and administrative expenses provided by such entity in lieu of Company benefits, for the 2018, 2017 and 2016 periods, respectively.

(2)	Mr. Eller joined the Company on March 27, 2017. All Other Compensation consists of $37,200 and $19,900 in housing and travel allowance, for the 2018 and 2017 periods, respectively.
(3)	All Other Compensation consists of $14,400 in housing and travel allowance.
(4)	Mr. Sanko joined the Company on December 12, 2017.
(5)	Mr. Kline joined the Company on December 12, 2017.
(6)

These amounts reflect the aggregate grant date fair value of restricted stock units granted in the year ended December 31, 2018 under our 2015 Equity Incentive Plan computed in accordance with ASC Topic 718 (formerly SFAS No. 123(R)). Please see Notes B and J to our consolidated financial statements contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2018 as filed with the SEC on March 15, 2019 for more information. The grant dates for the Restricted Stock Units are March 12, 2018 and March 13, 2018, June 6, 2017, and May 1, 2017.

Narrative Disclosure to Summary Compensation Table

Employment Agreements

Mr. Pearlman

Mr. Pearlman does not have an employment agreement with the Company. On March 13, 2018, Mr. Pearlman’s annual base salary was increased from $650,000 to $682,500 pursuant to a 5% cost of living increase approved by the Compensation Committee, and is reimbursed $3,450 on a monthly basis for medical benefits and administrative expenses incurred by an entity controlled by Mr. Pearlman in lieu of receiving such benefits from the Company. Mr. Pearlman is eligible to receive such incentive compensation and bonuses as the Compensation Committee deems appropriate.

Mr. Eller

On March 27, 2017, the Company entered into an employment agreement with Mr. Eller pursuant to which Mr. Eller became the Company’s President and Chief Operating Officer. Effective June 1, 2017, Mr. Eller became the Company’s President and Chief Executive Officer. Mr. Eller’s employment agreement remained in full force and effect after such appointment. Mr. Eller’s employment agreement provides for a term ending on February 28, 2021 unless the relationship is earlier terminated by either party in accordance with the provisions of the agreement. Mr. Eller receives an annual base salary of $600,000 and will be eligible to receive such incentive compensation and bonuses as the Compensation Committee deems appropriate. Mr. Eller receives a monthly housing allowance in the amount of $1,600 plus utility expenses. In addition, Mr. Eller receives an automobile allowance of $1,500 a month. In the event that the Company terminates Mr. Eller’s employment for Cause (as defined in the agreement) or Mr. Eller resigns without Good Reason (as defined in the agreement), the Company’s obligations are limited generally to paying Mr. Eller his base salary, unpaid expenses and any benefits to which Mr. Eller is entitled through the termination date (collectively “Accrued Obligations”). In the event Mr. Eller’s employment is terminated as a result of death or disability, Mr. Eller or his estate, as the case may be, is entitled to receive the Accrued Obligations and any unvested options held by Mr. Eller will become vested immediately and remain exercisable through the remainder of the original term. In the event that the Company terminates Mr. Eller’s employment without Cause or Mr. Eller resigns with Good Reason, the Company is obligated to pay (i) the Accrued Obligation, (ii) a pro rata portion of any bonus awarded pursuant to a bonus plan in which he is a participant (based on the days worked during the applicable year), (iii) Mr. Eller’s compensation for the lesser of (A) 18 months or (B) the remainder of the term of the agreement and accelerate the vesting of the options granted in contemplation of the agreement, which options will remain exercisable through the remainder of the original term. In the event that the Company terminates Mr. Eller’s employment without Cause or Mr. Eller resigns with Good Reason on or following a Change of Control (as defined in the agreement), the Company is obligated to pay (i) the Accrued Obligations, (ii) a pro rata portion of any bonus awarded pursuant to a bonus plan in which he is a participant, and (iii) Mr. Eller’s compensation for the greater of (A) 24 months or (B) the remainder of the term of the agreement and accelerate the vesting of the options held by Mr. Eller, which options will remain exercisable through the remainder of their original term.

The Company has agreed to customary indemnification for Mr. Eller for any claims arising out of his service to the Company. In addition, Mr. Eller agreed to non-competition and non-solicitation provisions that extend for a post-termination period ranging from three months to one year following the date of termination depending on the reason for termination. Notwithstanding the foregoing, following the termination of the employment agreement, Mr. Eller will be entitled to be employed by, consult with or participate in the management, operation or control of Genting Berhad, Genting Malaysia, Genting Hong Kong Limited, or affiliates thereof, or any other entity in which Tan Sri Lim Kok Thay or any member of the Tan Sri Lim Kok Thay family has, directly or indirectly, invested, without the prior written consent of the Board of Directors of the Company. Mr. Eller has also agreed to customary terms concerning the protection and confidentiality of Company information.

Ms. Horner

Ms. Horner and the Company entered into an employment agreement in August 2012, as amended in May 2014 and June 2015. Such employment agreement expired on its terms on December 31, 2018. The Company and Ms. Horner entered into an employment agreement, dated as of March 11, 2019 and effective as of January 1, 2019 (the “Horner Employment Agreement”) in connection with Ms. Horner’s continued employment as Executive Vice President, Chief Counsel and Chief Compliance Officer. Ms. Horner’s employment agreement provides for a term ending on January 4, 2021 unless the relationship is earlier terminated by either party in accordance with the provisions of the Horner Employment Agreement. Ms. Horner receives an annual base salary of $300,000, which may be adjusted at the discretion of the Board of Directors of the Company. In addition, Ms. Horner receives a travel and lodging allowance in the amount of $1,200 per month.

In the event that the Company terminates Ms. Horner’s employment with Cause (as defined in the Horner Employment Agreement) or Ms. Horner resigns without Good Reason (as defined in the Horner Employment Agreement), the Company’s obligations are limited generally to paying Ms. Horner her base salary, unpaid expenses and any benefits to which Ms. Horner is entitled through the termination date (collectively “Accrued Obligations”). In the event Ms. Horner’s employment is terminated as a result of death or disability, Ms. Horner or her estate, as the case may be, is entitled to receive the Accrued Obligations, any unvested equity award held by Ms. Horner will become vested immediately and any options held by Ms. Horner will remain exercisable through the remainder of their original term. In the event that the Company terminates Ms. Horner’s employment without Cause or Ms. Horner resigns with Good Reason, the Company is obligated to pay (i) the Accrued Obligations, (ii) a pro rata portion of any bonus awarded pursuant to a bonus plan in which she is a participant (based on the days worked during the applicable year) and (iii) Ms. Horner’s compensation for the lesser of (A) 18 months or (B) the remainder of the term of the Horner Employment Agreement and accelerate the vesting of any equity award granted at the discretion of the Company’s compensation committee, and any options held by Ms. Horner will remain exercisable through the remainder of their original term. In the event that the Company terminates Ms. Horner’s employment without Cause or Ms. Horner resigns with Good Reason on or following a Change of Control (as defined in the Horner Employment Agreement), the Company is obligated to pay (i) the Accrued Obligations, (ii) a pro rata portion of any bonus awarded pursuant to a bonus plan in which she is a participant (based on the days worked during the applicable year), and (iii) Ms. Horner’s compensation for the greater of (A) 24 months or (B) the remainder of the term of the agreement and accelerate the vesting of any equity award granted to Ms. Horner at the discretion of the Company’s compensation committee, and any options held by Ms. Horner will remain exercisable through the remainder of their original term.

The Company has agreed to customary indemnification for Ms. Horner for any claims arising out of her service to the Company. In addition, Ms. Horner has agreed to non-competition and non-solicitation provisions that extend for a post-termination period ranging from three months to one year following the date of termination depending on the reason for termination. Ms. Horner has also agreed to customary terms concerning the protection and confidentiality of company information.

Mr. Sanko

The Company and Mr. Sanko entered into an employment agreement, effective as of December 12, 2017 (the “Sanko Employment Agreement”) in connection with Mr. Sanko’s appointment as Chief Accounting Officer. Mr. Sanko’s employment agreement provides for a term ending on December 11, 2020 unless the relationship is earlier terminated by either party in accordance with the provisions of the Sanko Employment Agreement. From the effective date of the Sanko Employment Agreement through December 31, 2018, Mr. Sanko receives an annual base salary of $250,000. Beginning January 1, 2019 through the remainder of the term of the Sanko Employment Agreement, Mr. Sanko receives an annual base salary of $400,000. The base salary may be further adjusted at the discretion of the Board of Directors of the Company. Mr. Sanko will be eligible to receive such incentive compensation and bonuses at the discretion of the compensation committee of the Company’s Board of Directors. Mr. Sanko was reimbursed $9,815 for certain reasonable expenses incurred in connection with his relocation to Sullivan County, New York, or a neighboring county in New York. In addition, Mr. Sanko receives a travel and lodging allowance in the amount of $1,200 per month.

In the event that the Company terminates Mr. Sanko’s employment with Cause (as defined in the Sanko Employment Agreement) or Mr. Sanko resigns without Good Reason (as defined in the Sanko Employment Agreement), the Company’s obligations are limited generally to paying Mr. Sanko his base salary, unpaid expenses and any benefits to which Mr. Sanko is entitled through the termination date (collectively “Accrued Obligations”). In the event Mr. Sanko’s employment is terminated as a result of death or disability, Mr. Sanko or his estate, as the case may be, is entitled to receive the Accrued Obligations, any unvested equity award held by Mr. Sanko will become vested immediately and any options held by Mr. Sanko will remain exercisable through the remainder of their original term. In the event that the Company terminates Mr. Sanko’s employment without Cause or Mr. Sanko resigns with Good Reason, the Company is obligated to pay (i) the Accrued Obligations, (ii) a pro rata portion of any bonus awarded pursuant to a bonus plan in which he is a participant (based on the days worked during the applicable year) and (iii) Mr. Sanko’s compensation for the lesser of (A) 18 months or (B) the remainder of the term of the Sanko Employment Agreement and accelerate the vesting of any equity award granted at the discretion of the Company’s compensation committee, and any options held by Mr. Sanko will remain exercisable through the remainder of their original term. In the event that the Company terminates Mr. Sanko’s employment without Cause or Mr. Sanko resigns with Good Reason on or following a Change of Control (as defined in the Sanko Employment Agreement), the Company is obligated to pay (i) the Accrued Obligations, (ii) a pro rata portion of any bonus awarded pursuant to a bonus plan in which he is a participant (based on the days worked during the applicable year), and (iii) Mr. Sanko’s compensation for the greater of (A) 24 months or (B) the remainder of the term of the agreement and accelerate the vesting of any equity award granted to Mr. Sanko at the discretion of the Company’s compensation committee, and any options held by Mr. Sanko will remain exercisable through the remainder of their original term.

The Company has agreed to customary indemnification for Mr. Sanko for any claims arising out of his service to the Company. In addition, Mr. Sanko has agreed to non-competition and non-solicitation provisions that extend for a post-termination period ranging from three months to one year following the date of termination depending on the reason for termination. Notwithstanding the foregoing, following the termination of the Sanko Employment Agreement, Mr. Sanko will be entitled to be employed by, consult with or participate in the management, operation or control of Genting Berhad, Genting Malaysia Berhad, Genting Hong Kong Limited, or affiliates thereof, or any other entity in which Tan Sri Lim Kok Thay or any member of the Tan Sri Lim Kok Thay family has, directly or indirectly, invested, without the prior written consent of the Board of Directors of the Company. Mr. Sanko has also agreed to customary terms concerning the protection and confidentiality of company information.

Pursuant to an amended severance agreement with Genting Americas, in January 2018, Mr. Sanko received a one-time cash payment of $250,000 plus the value of accrued benefits, including accrued paid time off. In addition, in January 2018, Mr. Sanko received a cash payment of $212,500 under a Genting Americas bonus plan in which he was an eligible participant.

Mr. Kline

Montreign and Mr. Kline have entered into an employment agreement, effective as of December 12, 2017 (the “Kline Employment Agreement”) in connection with Mr. Kline’s appointment as Chief Operating Officer and General Manager. Mr. Kline’s employment agreement provides for a term ending on December 11, 2020 unless the relationship is earlier terminated by either party in accordance with the provisions of the Kline Employment Agreement. Mr. Kline receives an annual base salary of $400,000 and will be eligible to receive such incentive compensation and bonuses at the discretion of the compensation committee of the Company’s Board of Directors. Mr. Kline was reimbursed $12,537 for certain reasonable expenses incurred in connection with his relocation to Sullivan County, New York, or a neighboring county in New York. In addition, Mr. Kline receives a travel and lodging allowance in the amount of $1,200 per month. In connection with his employment, Mr. Kline received a one-time cash bonus of $10,000.

In the event that Montreign terminates Mr. Kline’s employment with Cause (as defined in the Kline Employment Agreement) or Mr. Kline resigns without Good Reason (as defined in the Kline Employment Agreement), Montreign’s obligations are limited generally to paying Mr. Kline his base salary, unpaid expenses and any benefits to which Mr. Kline is entitled through the termination date (collectively “Accrued Obligations”). In the event Mr. Kline’s employment is terminated as a result of death or disability, Mr. Kline or his estate, as the case may be, is entitled to receive the Accrued Obligations, any unvested equity award granted to Mr. Kline at the discretion of the Company’s compensation committee will become vested immediately and any options held by Mr. Kline will remain exercisable through the remainder of their original term. In the event that Montreign terminates Mr. Kline’s employment without Cause or Mr. Kline resigns with Good Reason, Montreign is obligated to pay (i) the Accrued Obligations, (ii) a pro rata portion of any bonus awarded pursuant to a bonus plan in which he is a participant (based on the days worked during the applicable year) and (iii) Mr. Kline’s compensation for the lesser of (A) 18 months or (B) the remainder of the term of the Kline Employment Agreement and accelerate the vesting of any equity award granted at the discretion of the Company’s compensation committee, and any options held by Mr. Kline will remain exercisable through the remainder of their original term. In the event that Montreign terminates Mr. Kline’s employment without Cause or Mr. Kline resigns with Good Reason on or following a Change of Control (as defined in the Kline Employment Agreement), Montreign is obligated to pay (i) the Accrued Obligations, (ii) a pro rata portion of any bonus awarded pursuant to a bonus plan in which he is a participant, and (iii) Mr. Kline’s compensation for the greater of (A) 24 months or (B) the remainder of the term of the agreement and accelerate the vesting of any equity award granted to

Mr. Kline at the discretion of the Company’s compensation committee, and any options held by Mr. Kline will remain exercisable through the remainder of their original term.

Montreign has agreed to customary indemnification for Mr. Kline for any claims arising out of his service to Montreign. In addition, Mr. Kline agreed to non-competition and non-solicitation provisions that extend for a post-termination period ranging from three months to one year following the date of termination depending on the reason for termination. Mr. Kline has also agreed to customary terms concerning the protection and confidentiality of company information.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information concerning the outstanding equity awards of each of the Named Executive Officers as of December 31, 2018:

	Restricted Stock Unit Awards			Restricted Stock Awards
Name	Number of Shares of Stock That Have Not Vested	Market Value of Shares of Stock That Have Not Vested ($)		Number of Shares of Stock That Have Not Vested	Market Value of Shares of Stock That Have Not Vested ($)
Emanuel R. Pearlman				37,500	$379,875	(1)
	16,667	$168,837	(2)
	25,000	253,250	(3)
Ryan Eller	13,333	135,063	(2)
	20,000	202,600	(3)
Nanette L. Horner	667	6,757	(4)
	6,600	66,858	(5)
Jamie Sanko	10,000	101,300	(3)
Kevin Kline	10,000	101,300	(5)

(1)	Grant date March 16, 2016 of restricted stock award; vesting 25% on 3/16/2019 and 25% on 3/16/2020.
(2)	Grant date June 5, 2017 of restricted stock unit award; vesting 33.33% on 6/05/2019 and 33.34% on 6/05/2020.
(3)	Grant date March 13, 2018 of restricted stock unit award; vesting 33.33% on 3/13/2019 and 33.34% on 3/13/2020.
(4)	Grant date May 1, 2017 of restricted stock unit award; vesting 33.33% on 5/01/2019 and 33.34% on 5/01/2020.
(5)	Grant date March 12, 2018 of restricted stock unit award; vesting 33.33% on 3/12/2019 and 33.34% on 3/12/2020.

Director Compensation

Directors who are also our officers are not separately compensated for their service as directors. Our directors who were non-employee directors received the following aggregate amounts of compensation for 2018.

Name	Fees earned or paid in cash ($)		Restricted stock unit awards ($) (1)	Other compensation ($)	Total ($)
Gregg Polle	$161,048	(2)	$84,480	$0	$245,528
Nancy Palumbo	130,000	(3)	84,480	0	214,480
Edmund Marinucci	133,000	(4)	84,480	0	217,480
Keith Horn	146,659	(5)	84,480	0	231,139
Gerard Ewe Keng Lim	50,000	(6)	84,480	0	134,480

(1)

11,000 shares, with a grant date of November 6, 2018, were issued to each outside Director under the Company’s 2015 Equity Incentive Plan. Restricted stock unit amount is equal to the grant date fair value of the grants.

(2)

Consists of: (i) $50,000 annual cash compensation for non-employee directors; (ii) $10,000 for service on the Audit Committee; (iii) $10,000 for service on the Compensation Committee; (iv) $10,000 for service on the Corporate Governance and Nominations Committee; (v) $10,000 for service on the Regulatory Compliance Committee; (vi) $48,000 for service on the Strategic Development Committee and (vii) $23,048 for service as Lead Director during 2018.

(3)

Consists of: (i) $50,000 annual cash compensation for non-employee directors; (ii) $10,000 for service on the Audit Committee; (iii) $10,000 for service on the Compensation Committee; (iv) $10,000 for service on the Regulatory Compliance Committee; (v) $10,000 for service on the Corporate Governance and Nominations Committee; (vi) $25,000 for acting as Chairman of the Compensation Committee; and (vii) $15,000 for acting as Chairman of the Regulatory Compliance Committee.

(4)

Consists of: (i) $50,000 annual cash compensation for non-employee directors; (ii) $15,000 for acting as Chairman of the Corporate Governance and Nominations Committee; (iii) $48,000 for service on the Strategic Development Committee; (iv) $10,000 for service on the Compensation Committee; (v) $10,000 for service on the Corporate Governance Committee.

(5)

Consists of: (i) $50,000 annual cash compensation for non-employee directors; (ii) $40,000 for acting as Chairman of the Audit Committee; (iii) $10,000 for service on the Regulatory Compliance Committee; and (iii) $10,000 for service on the Audit Committee; and (iv) $36,659 for service on the Strategic Development Committee during 2018.

(6)	Consists of $50,000 annual cash compensation for non-employee directors.

Narrative Disclosure to Director Compensation Table

Cash Compensation

Each non-employee member of the Board receives annual cash compensation of $50,000. The chairperson of (i) the Audit Committee receives annual compensation of $40,000, (ii) the Compensation Committee receives annual compensation of $25,000, (iii) the Corporate Governance and Nominations Committee receives annual compensation of $15,000; and (iv) the Regulatory Compliance Committee receives annual compensation of $15,000. Annual compensation for each member of the Audit Committee, Compensation Committee, Corporate Governance and Nominations Committee and Regulatory Compliance Committee is $10,000 per committee, including for the chairperson of such committee. Annual compensation for each member of the Strategic Development Committee is $48,000 per member, except for Mr. Pearlman who receives no additional compensation for his service on the Strategic Development Committee. As of March 13, 2018, compensation for the Lead Independent Director is $25,000 annually, which was increased from $15,000.

Stock Compensation

In November 2018, the non-employee directors of the Company received an annual grant of 11,000 shares of RSUs under the 2015 Equity Incentive Plan, with such restricted stock units vesting on January 6, 2020.

Compensation Policies and Practices and Risk Management

The Compensation Committee has reviewed the design and operation of the Company’s compensation policies and practices for all employees, including executives, as they relate to risk management practices and risk-taking incentives. The Compensation Committee believes that the Company’s compensation policies and practices do not encourage unnecessary or excessive risk taking and that any risks arising from the Company’s compensation policies and practices for its employees are not reasonably likely to have a material adverse effect on the Company.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who beneficially own more than ten percent of our Common Stock, to file initial reports of ownership and reports of changes in ownership with the SEC. Executive officers, directors and greater than ten percent beneficial owners are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based upon a review of the copies of such forms furnished to us, we believe that all filings required to be made pursuant to Section 16(a) of the Exchange Act during the year ended December 31, 2018 were filed in a timely manner.

OTHER INFORMATION

Principal Stockholders

The following table sets forth information concerning beneficial ownership of our capital stock outstanding at March 20, 2019, by: (i) each stockholder known to be the beneficial owner of more than five percent of any class of our voting stock then outstanding; (ii) each of our directors and nominees to serve as director; (iii) each of our Named Executive Officers; and (iv) our current directors and executive officers as a group.

As of March 20, 2019, there were 34,423,250 shares of our Common Stock, 44,258 shares of Series B Preferred Stock issued and outstanding, and 320 shares of Series F Preferred Stock issued and outstanding and entitled to notice of and to vote on all matters presented to stockholders. Each share of Common Stock entitles the holder thereof to one vote, each share of Series B Preferred Stock entitles the holder thereof to fifty-four thousandths (.054) of one vote and each share of Series F Preferred Stock entitles the holder thereof to 5,000 votes.

The information regarding beneficial ownership of our Voting Stock has been presented in accordance with the rules of the SEC. Under these rules, a person may be deemed to beneficially own any shares of capital stock as to which such person, directly or indirectly, has or shares voting power or investment power, and as to which such person has the right to acquire voting or investment power within 60 days through the exercise of any stock option or other right. The percentage of beneficial ownership as to any person as of a particular date is calculated by dividing (a) (i) the number of shares beneficially owned by such person plus (ii) the number of shares as to which such person has the right to acquire voting or investment power within 60 days by (b) the total number of shares outstanding as of such date, plus any shares that such person has the right to acquire from us within 60 days. Including those shares in the tables does not, however, constitute an admission that the named stockholder is a direct or indirect beneficial owner of those shares. Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares that power with that person’s spouse) with respect to all shares of capital stock listed as owned by that person or entity.

Name and Address of
Beneficial Owner (1)
	Common Stock Beneficially Owned			Series B Preferred Stock Beneficially Owned		Series F Preferred Stock Beneficially Owned
Directors	Shares		Percentage	Shares	Percentage	Shares	Percentage
Emanuel R. Pearlman	61,931	(2)	*	—	—	—	—
Ryan Eller	0	(3)	*	—	—	—	—
Keith L. Horn	9,250	(4)	*	—	—	—	—
Edmund Marinucci	10,622	(5)	*	—	—	—	—
Nancy Palumbo	21,372	(6)	*	—	—	—	—
Gregg Polle	21,176	(7)	*	—	—	—	—
Gerard Ewe Keng Lim	4,875	(8)	*	—	—	—	—
Current Officers
Nanette L. Horner	8,734	(9)	*	—	—	—	—
Jamie M. Sanko	0	(10)	*	—	—	—	—
Kevin D. Kline	0	(11)	*	—	—	—	—

Directors and Officers as a Group (10 people)	137,960	(12)	1.5%	—	—

Name and Address of
Beneficial Owner (1)
	Common Stock Beneficially Owned			Series B Preferred Stock Beneficially Owned		Series F Preferred Stock Beneficially Owned
	Shares		Percentage	Shares	Percentage	Shares	Percentage
Stockholders
Kien Huat Realty III Limited c/o Kien Huat Realty Sdn Bhd. 22nd Floor Wisma Genting Jalan Sultan Ismail 50250 Kuala Lumpur Malaysia	30,514,606	(13)	84.7%	—	—	320	100%
Patricia Cohen 6138 S. Hampshire Ct. Windermere, FL 34786	—		—	44,258	100%	—	—

*	less than 1%
(1)

Unless otherwise indicated, the address of each stockholder, director, and executive officer listed above is Empire Resorts, Inc., c/o Monticello Casino and Raceway, 204 State Route 17B, P.O. Box 5013, Monticello, New York 12701. Furthermore, unless otherwise indicated, no stockholder has voting or dispositive power over any shares of common stock underlying restricted stock unit awards until such awards are settled and shares of common stock are issued to the stockholder.

(2)

Consists of 43,181 shares of our common stock owned directly by Mr. Pearlman and 18,750 shares of restricted stock issued pursuant to the Company’s 2015 Equity Incentive Plan, which shall vest on March 16, 2020; however, there is immediate vesting in the event (i) Mr. Pearlman is removed from the Board other than for cause, (ii) if he is not re-nominated by Kien Huat to stand for election to the Board, or (iii) upon a Change in Control (as defined in the award). Does not reflect; 25,000 shares of Restricted Stock Units (“RSUs”) issued pursuant to the Company’s 2015 Equity Incentive Plan, which vest as follows: 8,333 shares vested on June 5, 2018, 8,333 shares vest on June 5, 2019 and 8,334 shares vest on June 5, 2020; 25,000 RSUs issued pursuant to the Company’s 2015 Equity Incentive Plan, which vest as follows: 8,333 shares vest on March 13, 2019, 8,333 shares vest on March 13, 2020 and 8,334 shares vest on March 13, 2021; 50,000 RSUs issued to Mr. Pearlman on January 21, 2019 pursuant to the Company’s 2015 Equity Incentive Plan, which vest as follows: 16,667 shares vest on January 21, 2020, 16,667 shares vest on January 21, 2021 and 16,666 shares vest on January 21, 2022; however, there is immediate vesting in the event (i) Mr. Pearlman is removed from the Board other than for cause, (ii) if he is not re-nominated by Kien Huat to stand for election to the Board, or (iii) upon a Change in Control (as defined in the award).

(3)

Does not reflect 90,000 RSUs issued pursuant to the Company’s 2015 Equity Incentive Plan. On June 5, 2017, Mr. Eller was granted 20,000 RSUs, which vest as follows; 6,667 shares vested on June 5, 2018, 6,667 shares vest on June 5, 2019 and 6,666 shares vest on June 5, 2020; however, there is immediate vesting in the event of a Change in Control (as defined in the award). On March 13, 2018, Mr. Eller was granted 20,000 RSUs, which vest as follows; 6,667 shares vested on March 13, 2019, 6,667 shares vest on March 13, 2020 and 6,666 shares vest on March 13, 2021; however, there is immediate vesting in the event Mr. Eller is (i) terminated by the Company other than for cause (as such term is defined in the award, (ii) removed from the Board other than for cause or he is not re-nominated by Kien Huat to stand for election to the Board, or (iii) upon a Change in Control (as defined in the award). On January 21, 2019, Mr. Eller was granted 50,000 RSUs, which vest as follows; 16,667 shares vest on January 21, 2020, 16,667 shares vest on January 21, 2021 and 16,666 shares vest on January 21, 2022; however, there is immediate vesting in the event Mr. Eller is (i) terminated by the Company other than for cause (as such term is defined in the award, (ii) removed from the Board other than for cause or he is not re-nominated by Kien Huat to stand for election to the Board, or (iii) upon a Change in Control (as defined in the award).

(4)

Consists of 9,250 shares of our common stock owned directly by Mr. Horn. Does not reflect 11,000 shares of RSUs issued pursuant to the Company’s 2015 Equity Incentive Plan which vest on January 6, 2020.

(5)

Consists of 10,622 shares of our common stock owned directly by Mr. Marinucci. Does not reflect 11,000 shares of RSUs issued pursuant to the Company’s 2015 Equity Incentive Plan which vest on January 6, 2020.

(6)

Consists of 21,372 shares of our common stock owned directly by Ms. Palumbo. Does not reflect 11,000 shares of RSUs issued pursuant to the Company’s 2015 Equity Incentive Plan, which vest on January 6, 2020.

(7)

Consists of 21,176 shares of our common stock owned directly by Mr. Polle. Does not reflect 11,000 shares of RSUs issued pursuant to the Company’s 2015 Equity Incentive Plan, which vest on January 6, 2020.

(8)

Consists of 4,875 shares of our common stock owned directly by Mr. Lim. Does not reflect 11,000 shares of RSUs issued pursuant to the Company’s 2015 Equity Incentive Plan, which vest on January 6, 2020.

(9)

Consists of 8,734 shares of our common stock owned directly by Ms. Horner. Does not reflect 1,000 RSUs issued pursuant to the Company’s 2015 Equity Incentive Plan, 333 shares of which vested on May 1, 2018 and the remainder of which will vest as follows: 333 shares vest on May 1, 2019 and 334 shares vest on May 1, 2020; however, there is immediate vesting in the event of a Change in Control (as defined in the award); 6,600 RSUs issued pursuant to the Company’s 2015 Equity Incentive Plan, which vest as follows; 2,200 shares vest on March 12, 2019, 2,200 shares vest on March 12, 2020 and 2,200 shares vest on March 12, 2021; however, there is immediate vesting in the event of a Change in Control (as defined in the award); on January 20, 2019, Ms. Horner was granted 22,500 RSUs issued pursuant to the Company’s 2015 Equity Incentive Plan, which vest as follows; 11,250 shares vested immediately on the date of grant and 11,250 shares vest on March 20, 2020; however, there is immediate vesting in the event of a Change in Control (as defined in the award).

(10)

Does not reflect 40,000 RSUs issued to Mr. Sanko pursuant to the Company’s 2015 Equity Incentive Plan. On March 13, 2018, Mr. Sanko was granted 10,000 RSUs, which vest as follows; 3,333 shares vested on March 13, 2019, 3,333 shares vest on March 13, 2020 and 3,334 shares vest on March 13, 2020; however, there is immediate vesting in the event of a Change in Control (as defined in the award). On January 20, 2019, Mr. Sanko was granted 30,000 RSUs issued pursuant to the Company’s 2015 Equity Incentive Plan, which vest as follows; 15,000 shares vested immediately on the date of grant and 15,000 shares vest on March 20, 2020; however, there is immediate vesting in the event of a Change in Control (as defined in the award).

(11)

Does not reflect 40,000 RSUs issued to Mr. Kline pursuant to the Company’s 2015 Equity Incentive Plan. On March 12, 2018, Mr. Kline was granted 10,000 RSUs, which vest as follows; 3,333 shares vest on March 12, 2019, 3,333 shares vest on March 12, 2020 and 3,334 shares vest on March 12, 2020; however, there is immediate vesting in the event of a Change in Control (as defined in the award). On January 20, 2019, Mr. Kline was granted 30,000 RSUs issued pursuant to the Company’s 2015 Equity Incentive Plan, which vest as follows; 15,000 shares vested immediately on the date of grant and 15,000 shares vest on March 20, 2020; however, there is immediate vesting in the event of a Change in Control (as defined in the award).

(12)

Consists of 119,210 shares of our common stock owned directly by directors and officers of the Company and 18,750 shares of restricted stock issued pursuant to the Company’s 2015 Equity Incentive Plan which currently have voting rights but vest on the following dates: 18,750 shares vest on each of March 16, 2019 and March 16, 2020. Does not reflect 355,100 RSUs.

(13)

Based solely on the Schedule 13D/A filed jointly by Kien Huat and Tan Sri Lim Kok Thay on February 22, 2019. Kien Huat is indirectly controlled by Tan Sri Lim. Tan Sri Lim and Kien Huat share voting and dispositive power over the equity securities.

Certain Relationships and Related Transactions

Kien Huat Preferred Stock Commitment Letter

On November 6, 2018, the Company and Kien Huat entered into a commitment letter (as amended and restated on November 9, 2018, (the “2018 Kien Huat Preferred Stock Commitment Letter”), the Company’s largest stockholder, pursuant to which Kien Huat committed to provide equity financing in support of the general corporate and working capital requirements of the Company and its subsidiaries.

Pursuant to the 2018 Kien Huat Preferred Stock Commitment Letter, Kien Huat agreed to purchase up to $126 million (the “Commitment Amount”) of Series F Preferred Stock of the Company on the terms set forth in the 2018 Kien Huat Preferred Stock Commitment Letter, Kien Huat committed to purchase up to the Commitment Amount of the Series F Preferred Stock pursuant to the following schedule: (i) up to $12 million no earlier than November 9, 2018; (ii) up to $20 million no earlier than February 15, 2019; (iii) up to $20 million no earlier than May 15, 2019; (iv) up to $15 million no earlier than August 15, 2019; (v) up to $37 million no earlier than November 15, 2019; and (vi) up to $22 million no earlier than March 15, 2020.

The Company agreed to use its reasonable efforts to secure third-party financing in an amount equal to the Commitment Amount, and the Commitment Amount will be reduced by the amount of any third-party financing raised by the Company. However, any equity financing raised by the Company from any person entering into a commercial agreement relating to online gaming and sports betting at Resorts World Catskills in an amount up to $29 million will not reduce the Commitment Amount.

On November 14, 2018, an affiliate of bet365 Group Limited (“bet365”) entered into a common stock purchase agreement (the “bet365 Common Stock Purchase Agreement”) to purchase up to $50 million in shares of common stock of the Company in connection with the Company’s collaboration with another bet365 affiliate (the “Collaboration Agreement”) to develop a physical and online sportsbook and digital gaming services at Resorts Word Catskills. Approximately $33.7 million (the “bet365 proceeds”) of the $50 million was purchased on November 14, 2018, with the balance to acquire at a future date, subject to certain conditions. In accordance with the KH 2018 Preferred Stock Commitment Letter, the Commitment Amount was reduced by the amount of bet365 proceeds exceeding $29 million, from $126 million to $121.28 million. Any future sales to bet365 pursuant to the bet365 Common Stock Purchase Agreement would further reduce the Commitment Amount by such additional amount.

Kien Huat is entitled to a funding fee in the amount of 1% of the portion of the Commitment Amount funded by Kien Huat at the time of any such funding. Unless earlier terminated by mutual agreement, the KH 2018 Preferred Stock Commitment Letter will terminate upon the earlier of (a) the Company’s receipt of third-party financing in the Commitment Amount or (b) April 15, 2020.

On each of November 13, 2018 and February 20, 2019, in accordance with the KH 2018 Preferred Stock Commitment Letter, the Company and Kien Huat entered into a subscription agreements pursuant to which Kien Huat purchased an aggregate of 120 and 200 shares, respectively, of the Company’s Series F Preferred Stock, for an aggregate purchase price of $32 million and net proceeds to the Company (after deducting a $320,000 funding fee due to Kien Huat) of $31.7 million.

Kien Huat Subordinate Loan Agreement

On June 25, 2018, Kien Huat and the Company entered into a loan agreement (the “Kien Huat Subordinate Loan Agreement”), which provides for loans of up to $30 million (the “Kien Huat Subordinate Loan”). The Kien Huat Subordinate Loan is subordinate to loans made to the Company in an aggregate principal amount of up to $20,000,000 (the “Bangkok Bank Loan”), pursuant to that certain Delayed Draw Term Loan Credit Agreement with Bangkok Bank, PCL, New York Branch, as lender, and Monticello Raceway Management, Inc., as guarantor. The proceeds of the Kien Huat Subordinate Loan may be used exclusively to make capital contributions to Montreign. Montreign may use such funds for marketing and general corporate purposes (including the payment of debt service). All amounts due under the Kien Huat Subordinate Loan will mature on December 28, 2020, which date may be extended for additional one-year periods if the Bangkok Bank Loan is similarly extended or accelerated in the event the Bangkok Bank Loan is accelerated. The maturity of the Kien Huat Subordinate Loan may also be extended for up to one year at the sole discretion of Kien Huat. Advances under the Kien Huat Subordinate Loan will be made in four installments as follows: (i) $5 million will be advanced no earlier than July 2, 2018; (ii) $5 million will be advanced no earlier than July 20, 2018; (iii) $10 million will be advanced no earlier than September 4, 2018; and (iv) $10 million will be advanced no earlier than September 17, 2018. The only condition to an advance will be the delivery of a request for an advance not less than five business days prior to the date of an advance and that the representations contained in the Kien Huat Subordinate Loan Agreement will be true and correct. On July 5, 2018, the Company borrowed $5 million and, on July 31, 2018, the Company borrowed an additional $5 million. The Company expects to borrow the two remaining installments of $10 million each on or about the scheduled installment dates of September 4, 2018 and September 17, 2018, respectively. The Company paid Kien Huat a commitment fee of $300,000 (or 1% of the principal amount) out of the proceeds of the first advance.

The Kien Huat Subordinate Loan bears interest at a rate of 12% per annum, compounded monthly, and will be payable monthly in arrears. Prior to the maturity of the Kien Huat Subordinate Loan, interest will not be required to be paid in cash and will be added to the outstanding principal of the Kien Huat Subordinate Loan and will thereafter be deemed to be part of the principal indebtedness due thereunder upon maturity. The Kien Huat Subordinate Loan may be repaid in full or in part at any time without premium or penalty.

The Kien Huat Subordinate Loan Agreement contains customary representations and warranties and affirmative covenants, including a restriction on the use of the proceeds of the Kien Huat Subordinate Loan as described above. Obligations under the Kien Huat Subordinate Loan Agreement may be accelerated upon certain customary events of default (subject to grace periods, as applicable), including among others: nonpayment of principal, interest or fees; breach of the affirmative covenants; and a default in payment of or acceleration of the Bangkok Bank Loan. Additionally, any future amendments to the Bangkok Bank Loan Agreement relating to default provisions thereunder, prepayment provisions or an increase of the maximum principal amount thereunder will be subject to Kien Huat’s prior written consent.

The Company agreed to indemnify and defend Kien Huat and its affiliates from negligent acts or omissions of the Company and its affiliates, any failure of the Company to comply with the terms of the Kien Huat Subordinate Loan Agreement and any failure of the Company to comply with any laws, except to the extent resulting from the gross negligence or willful misconduct of Kien Huat or its affiliates.

Subsidiary Revolving Loan Agreement

On November 30, 2018, the Company entered into a Revolving Loan Agreement (the “Sub Revolving Loan Agreement”) with its indirect, wholly-owned subsidiary, Montreign Operating Company, LLC (“Montreign Operating”). The Sub Revolving Loan Agreement provides for loans (in the aggregate, the “Sub Revolving Loan”) to Montreign Operating in an aggregate principal amount of up to $10 million (the “Subsidiary Loan Amount”). Interest will accrue on outstanding borrowings at a rate of 7% per annum and will be payable beginning on the last day of each calendar quarter beginning on March 31, 2019. Of that interest, 1% will be payable in cash and 6% will accrue and remain outstanding until paid in full (and continue to bear interest). The Sub Revolving Loan, together with interest accrued and yet unpaid, will be due and payable on April 25, 2023.

As a condition to each advance under the Sub Revolving Loan, (i) Montreign Operating is required to deliver a written request for an advance three days before the date on which the advance is made; (ii) after giving effect to the advance, the principal amount outstanding will not exceed the Loan Amount, and (iii) no event of default will have occurred and be continuing, or would occur after giving effect to the advance, on the date of the advance request.

The Sub Revolving Loan Agreement contains customary representations and warranties and affirmative covenants, including representations, warranties and covenants on organization, authorization, enforceability and maintenance of existence. The Sub Revolving Loan is secured by a security interest in all personal property of Montreign Operating subject to the limitations and exceptions described in the Sub Revolving Loan Agreement. Obligations under the Sub Revolving Loan Agreement may be accelerated upon certain customary events of default, including, among others: nonpayment of principal, interest or fees; breach of any term, covenant, or agreement under the Sub Revolving Loan Agreement; a bankruptcy proceeding involving Montreign, whether voluntary or involuntary; or the acceleration of any indebtedness in excess of $10 million.

Montreign Operating agreed to indemnify the Company and its officers, partners, members, directors, employees and agents (together, the “Indemnified Parties” and each an “Indemnified Party”) against any and all damages arising out of any negligence or tortious acts or omissions by Montreign Operating or its agents, contractors, servants or employees, any failure by Montreign Operating to comply with the terms of the Sub Revolving Loan Agreement, and any failure by Montreign Operating to comply with the law, except to the extent any such damages result from the gross negligence or willful misconduct of an Indemnified Party.

On November 30, 2018 and December 7, 2018, the Company advanced an aggregate of $10 million to Montreign Operating pursuant to a request for advance under the Sub Revolving Loan.

Moelis & Company Agreements

2019 Moelis Letter Agreement

On February 15, 2019, the Company entered into a letter agreement with Moelis & Company LLC (“Moelis”) (the “2019 Moelis Letter Agreement”), pursuant to which Moelis will act as the Company’s financial advisor to review and analyze the Company’s historical results, financial projections and business plan, conduct a business and financial analysis of the Company’s prospective online gaming and sports betting business, and evaluate the capital structure of the Company and/or its subsidiaries. Pursuant to the 2019 Moelis Letter Agreement, we paid Moelis a general advisory fee of approximately $350,000 upon execution of the agreement.

2018 Moelis Letter Agreement

On August 7, 2018, the Company and Moelis entered into an engagement agreement (the “2018 Moelis Letter Agreement”) to act as the Company’s exclusive financial advisor in its review of opportunities in online gaming, sports betting and interactive gaming. Pursuant to the 2018 Moelis Letter Agreement, Moelis was engaged as exclusive financial advisor with respect to a strategic financing transaction for the Company, if any. Pursuant to the 2018 Moelis Letter Agreement, we paid Moelis a retainer fee of $100,000 upon execution of the agreement. In the event a transaction was to be consummated, the 2018 Moelis Letter Agreement contemplated additional transaction-based fees would be earned by Moelis. On November 9, 2018, the Company and Moelis entered into an amendment (the “2018 Moelis Letter Agreement Amendment”) to the 2018 Moelis Letter Agreement. Pursuant to the 2018 Moelis Letter Agreement Amendment, the parties agreed no fee would be payable to Moelis in connection with any equity investment in connection with a strategic agreement relating to sports betting. In addition, pursuant to the 2018 Moelis Letter Agreement Amendment, the fee payable to Moelis with respect to the Collaboration Agreement was increased from $3 million to $4 million. In November 2018, the Company paid approximately $4.1 million to Moelis upon the consummation of the Collaboration Agreement to pay fees and expenses due.

Mr. Polle, one of the directors of the Company, is a Managing Director of Moelis. Mr. Polle refrained from participating in the discussion of, and the determination of whether to enter into each agreement.

Genting Americas Severance Payment to Mr. Sanko

Pursuant to an amended severance agreement with Genting Americas, an indirect, wholly-owned subsidiary of Genting Malaysia Berhad, an affiliate of Tan Sri Lim Kok Thay who is the beneficiary of, and indirectly controls, Kien Huat, the Company’s largest stockholder, in January 2018, Mr. Sanko received a one-time cash payment of $250,000 plus the value of accrued benefits, including accrued paid time off. In addition, in January 2018, Mr. Sanko received a cash bonus of $212,500 under a Genting Americas bonus plan in which he was an eligible participant.

Audit Committee Review

Our Audit Committee Charter provides that the Audit Committee will review and approve all transactions between the Company and its officers, directors, director nominees, principal stockholders and their immediate family members. We intend that any such transactions will be on terms no less favorable to the Company than the Company could obtain from unaffiliated third parties.

PROPOSALS TO BE VOTED ON

PROPOSAL NUMBER ONE—ELECTION OF DIRECTORS

Introduction and Nominees

The Corporate Governance and Nominations Committee of our Board has nominated each of Emanuel R. Pearlman, Ryan Eller, Keith Horn, Edmund Marinucci, Nancy A. Palumbo, Gregg Polle and Gerard Ewe Keng Lim to serve as directors until the 2020 annual meeting of stockholders (subject to their respective earlier removal, death or resignation) or until their successors are elected and qualified.

We have been advised by each of Messrs. Pearlman, Eller, Horn, Marinucci, Polle and Lim and Ms. Palumbo that they are willing to be named as a nominee and each are willing to continue to serve as a director if elected. Unless you indicate otherwise, shares represented by executed proxies will be voted for the election as directors of each nominee (each of whom is now a director) unless any such nominee shall be unavailable, in which case such shares will be voted for a substitute nominee designated by the Board. We have no reason to believe that any of the nominees will be unavailable or, if elected, will decline to serve.

Agreement with Investor

Pursuant to that certain Investment Agreement, Kien Huat is entitled to recommend three nominees, whom we are required to cause to be elected or appointed to our Board, subject to the satisfaction of all legal and governance requirements regarding service as a director and to the reasonable approval of the Corporate Governance and Nominations Committee of the Board, for so long as Kien Huat maintains ownership of at least 24% of the voting power of our capital stock outstanding at such time. For as long as Kien Huat is entitled to designate nominees for directors to the Board, it will have the right to nominate one of its nominees elected to serve as a director to serve as Chairman of the Board. Each of Messrs. Eller, Lim and Pearlman have been designated as nominees by Kien Huat pursuant to this right. In addition, for so long as Kien Huat owns capital stock with at least 30% of the voting power of our capital stock outstanding at such time, certain decisions made by the Board relating to fundamental transactions involving us and our subsidiaries and certain other matters require the approval of the directors designated by Kien Huat. We believe that this arrangement is an appropriate reflection of the Company’s underlying ownership structure.

The sections titled “Directors and Executive Officers” and “Director Qualifications” on pages 12 and 23, respectively, of this proxy statement contain more information about the leadership skills and other experiences that caused the Corporate Governance and Nominations Committee and the Board to determine that these nominees should serve as directors of the Company.

Required Vote

The seven nominees receiving the highest number of affirmative votes shall be elected as directors. Unless marked to the contrary, proxies received will be voted “FOR” these nominees.

For the purposes of election of each director, although abstentions and broker non-votes will count toward the presence of a quorum, they will not be counted as votes cast on this proposal and therefore will have no effect on the result of the vote for the election of directors.

Recommendation

Our Board recommends a vote “FOR” the election to the Board of each of the abovementioned nominees.

PROPOSAL NUMBER TWO—RATIFICATION OF AUDITOR

Introduction

The Audit Committee of the Board of Directors has appointed Ernst & Young LLP as the Company’s independent registered public accounting firm for 2019 and recommends that stockholders vote “FOR” ratification of this appointment. Although stockholder approval of this appointment is not required by law and is not binding on the Company, the Audit Committee will take your vote on this proposal into consideration when appointing the independent registered public accounting firm in the future. Even if you ratify the appointment of Ernst & Young LLP, the Audit Committee may, in its sole discretion, terminate such engagement and direct the appointment of another independent registered public accounting firm at any time during the year, although it has no current intention to do so. Ernst & Young LLP was initially appointed by the Audit Committee on March 20, 2012. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

Independent Registered Public Accounting Firm

On March 11, 2019, the Audit Committee of the Board appointed the firm of Ernst & Young LLP (“E&Y”) to serve as our independent auditors for our fiscal year ending December 31, 2019. The independent accountant’s report of E&Y on our consolidated financial statements for the year ended December 31, 2018 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

As discussed in greater detail below, the following table shows the fees paid or accrued by us to E&Y and during the indicated periods:

Type of Service	2018	2017	2016
Audit Fees (1)	$1,087,000	$845,000	$911,000
Audit-Related Fees (2)	26,000	24,000	25,000
Tax Fees (3)	52,000	99,000	88,000

Total	$1,165,000	$968,000	$1,024,000

(1)	Comprised of the audit of our annual financial statements, internal controls over financial reporting, reviews of our quarterly financial statements, various SEC filings and statutory audits.
(2)	Comprised of services rendered in connection with our audit of the Company’s employee benefit plan.
(3)	Comprised of services for tax compliance and tax return preparation.

Pre-Approval Policies and Procedures

All audit and non-audit services to be performed by our independent registered public accounting firm must be approved in advance by the Audit Committee. Consistent with applicable law, limited amounts of services, other than audit, review or attest services, may be approved by one or more members of the Audit Committee pursuant to authority delegated by the Audit Committee, provided each such approved service is reported to the full Audit Committee at its next meeting.

All of the engagements and fees for our fiscal year ended December 31, 2018 were approved by the Audit Committee. In connection with the audit of our financial statements for the fiscal year ended December 31, 2018, E&Y only used full-time, permanent employees.

Changes In and Disagreements with Accountants on Accounting and Financial Disclosure.

None.

Required Vote

The proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2019 requires the affirmative vote of the holders of a majority of votes cast by holders of Voting Stock present, in person or by proxy, and entitled to vote on the proposal.

Abstentions will have no effect on the outcome of this proposal. In addition, this proposal is a “routine” matter on which brokers and nominees can vote on behalf of their clients if clients do not furnish voting instructions, therefore, broker non-votes are considered votes cast and will have an effect on the outcome of this proposal.

Recommendation

Our Board recommends a vote “FOR” the ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

PROPOSAL NUMBER THREE—APPROVAL OF OUR 2018 EXECUTIVE COMPENSATION

Introduction

As required by the SEC’s proxy rules, we are seeking an advisory, non-binding stockholder vote with respect to compensation awarded to our Named Executive Officers for 2018.

Our executive compensation program and compensation paid to our Named Executive Officers are described starting on page 24 of this proxy statement. Our compensation programs are overseen by the Compensation Committee and reflect our philosophy to pay all of our employees, including our Named Executive Officers, in ways that support three primary business objectives:

•	Attract and retain the best talent.
•	Support our culture of performance.
•	Align employee interests with long-term stockholder interests in the overall success of the Company.

To help achieve these objectives, we structure our Named Executive Officers’ compensation to reward the achievement of short-term and long-term strategic and operational goals. Stockholders are being asked to approve the following resolution at the Annual Meeting:

Resolved, that the stockholders approve the compensation awarded to the Company’s Named Executive Officers in 2018, as disclosed under SEC rules, including the compensation tables and related narrative disclosures included in this proxy statement.

Required Vote

The affirmative “FOR” vote of a majority of the votes cast at the Annual Meeting by the holders of the Voting Stock present in person or represented by proxy and entitled to vote at the Annual Meeting, voting as one class, is required for approval of the advisory vote on executive compensation. Because this vote is advisory, it will not be binding upon our Board. However, the Compensation Committee will consider the outcome of the vote, along with other relevant factors, in evaluating its executive compensation program. In tabulating the voting results for the advisory vote on executive compensation, abstentions and broker non-votes will have no effect on the outcome of such proposal.

Recommendation

THE BOARD RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE FOREGOING RESOLUTION.

PROPOSAL NUMBER FOUR— DETERMINE FREQUENCY OF STOCKHOLDER

ADVISORY VOTE REGARDING COMPENSATION AWARDED TO NAMED EXECUTIVE

OFFICERS

Introduction

As required by the SEC’s proxy rules, we are seeking an advisory, non-binding stockholder vote about how often we should present stockholders with the opportunity to vote on compensation awarded to our Named Executive Officers. You may elect to have the vote held every year, every two years, or every three years, or you may abstain. We recommend that this advisory vote be held once every three years, but stockholders are not voting to approve or disapprove of that recommendation. We believe that a triennial voting frequency will provide our stockholders with sufficient time to evaluate the effectiveness of our overall compensation philosophy, policies, and practices in the context of our long-term business results for the corresponding period, while avoiding over-emphasis on short-term variations in compensation and business results. We also believe that a three-year timeframe provides a better opportunity to observe and evaluate the impact of any changes to our executive compensation policies and practices that have occurred since the last advisory vote.

Required Vote

The frequency that receives the highest number of votes cast will be deemed to be the frequency selected by the stockholders. Because this vote is advisory, it will not be binding upon our Board. However, the Board will consider the outcome of the stockholder vote, along with other relevant factors, in recommending a voting frequency to our Board of Directors. In tabulating the voting results for the frequency of advisory votes on executive compensation, abstentions and broker non-votes will have no effect on the outcome of such proposal.

Recommendation

Our Board of Directors recommends a vote for a frequency of once every “THREE YEARS” for the stockholder advisory vote on compensation to our Named Executive Officers.

OTHER MATTERS

The Company knows of no other matters to be submitted to the shareholders at the Annual Meeting. If any other matters properly come before the shareholders at the Annual Meeting, it is the intention of the persons named on the proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

Stockholder Proposals

For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our 2020 annual meeting of stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act. Such proposals must be received by the Company at its offices at c/o Monticello Casino and Raceway, 204 State Route 17B, P.O. Box 5013, Monticello, New York 12701 no later than November 23, 2019.

In addition, our Third Amended and Restated Bylaws provide notice procedures for stockholders to nominate a person as a director and to propose business to be considered by stockholders at a meeting. Notice of a nomination or proposal must be delivered to us not less than 120 days and not more than 180 days prior to the date we first mailed our proxy materials for the preceding year’s annual meeting of stockholders, or not more than 15 days from the public announcement of the meeting if the meeting is first publicly announced less than 90 days prior to the date of the meeting. Accordingly, for our 2020 annual meeting, notice of a nomination or proposal must be delivered to us no later than November 23, 2019 and no earlier than September 24, 2020. Nominations and proposals also must satisfy other requirements set forth in the Third Amended and Restated Bylaws. If a stockholder fails to comply with the foregoing notice provision or with certain additional procedural requirements under SEC rules, the Company will have authority to vote shares under proxies we solicit when and if the nomination or proposal is raised at the annual meeting of stockholders and, to the extent permitted by law, on any other business that may properly come before the annual meeting of stockholders and any adjournments or postponements. The Executive Chairman of the Board may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures.

Householding Information

Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

•

If the shares are registered in the name of the stockholder, the stockholder should contact us at Empire Resorts, Inc., c/o Monticello Casino and Raceway, 204 State Route 17B, P.O. Box 5013, Monticello, New York 12701, to inform us of their request; or

•	If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

Where You Can Find More Information

We file annual and quarterly reports and other reports and information with the SEC. We distribute to our stockholders annual reports containing financial statements audited by our independent registered public accounting firm and, upon request, quarterly reports for the first three quarters of each fiscal year containing unaudited financial information. In addition, the reports and other information are filed through Electronic Data Gathering, Analysis and Retrieval (known as “EDGAR”) system and are publicly available on the SEC’s site on the Internet, located at www.sec.gov. We will provide without charge to you, upon written or oral request, a copy of the reports and other information filed with the SEC.

Any requests for copies of information, reports or other filings with the SEC should be directed to Empire Resorts, Inc., c/o Monticello Casino and Raceway, 204 State Route 17B, P.O. Box 5013, Monticello, New York 12701, Attn: Secretary.

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet – QUICK ☐ ☐ ☐ EASY

IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Daylight Time, on May 5, 2019.

INTERNET/MOBILE – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE.

PROXY	Please mark your votes like this	☒

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH NOMINEE FOR DIRECTOR, “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP, “FOR” THE APPROVAL OF OUR 2018 EXECUTIVE COMPENSATION, AND “THREE YEARS” ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS OF THE MEETING.

			FOR	WITHHOLD	FOR ALL	THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR.
1.	Election of Directors		ALL	ALL	EXCEPT*
	01. Ryan Eller 02. Emanuel R. Pearlman 03. Edmund Marinucci 04. Nancy A. Palumbo	05. Gregg Polle 06. Keith Horn 07. Gerard Ewe Keng Lim	☐	☐	☐

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE COMPANY’S INDEPENDENT REGISTERED ACCOUNTING FIRM.
			FOR	AGAINST	ABSTAIN
2.	Ratification of Appointment of Ernst & Young LLP		☐	☐	☐

		FOR	AGAINST	ABSTAIN		THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ADVISORY VOTE ON 2018 EXECUTIVE COMPENSATION.
3.	Advisory Vote on 2018 Executive Compensation	☐	☐	☐

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE OF “THREE YEARS” FOR THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION.
		THREE YEARS	TWO YEARS	ONE YEAR	ABSTAIN
4.	Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation	☐	☐	☐	☐

*	(Instruction: To withhold authority to vote for any individual nominee, write the nominee’s name on the line below)
CONTROL NUMBER

Signature                                                             Signature, if held jointly                                                 Date                                      , 2019.

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on May 6, 2019

The Proxy Statement and our 2018 Annual Report on Form 10-K are available to Stockholders at

http://www.cstproxy.com/empireresorts/2019

FOLD HERE   •   DO NOT SEPARATE   •   INSERT IN ENVELOPE PROVIDED

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

Empire Resorts, Inc.

The undersigned hereby appoints Ryan Eller and Emanuel R. Pearlman as proxies, each with the power to appoint his substitute, and hereby authorizes them, and each of them acting singly, to represent and vote, as designated on the reverse side, all the shares of Common Stock, Series B Preferred Stock and Series F Preferred Stock of Empire Resorts, Inc. (the “Company”) held of record by the undersigned at the close of business on March 13, 2019, at the Annual Meeting of Stockholders to be held at Resorts World Catskills, located at 888 Resorts World Drive, Monticello, New York 12701 on Monday, May 6, 2019, at 10:00 a.m., Eastern Daylight Time, or any adjournment(s) or postponement(s) thereof (the “Meeting”) and authorizes and instructs said proxies to vote in the manner directed on the reverse side.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH NOMINEE FOR DIRECTOR, “FOR” THE RATIFICATION OF APPOINTMENT OF ERNST & YOUNG LLP, “FOR” THE APPROVAL OF OUR 2018 EXECUTIVE COMPENSATION, AND “THREE YEARS” ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) OF THE MEETING. IF YOU WISH TO VOTE VIA THE INTERNET, PLEASE READ THE DIRECTIONS ON THE REVERSE SIDE.

(Continued and to be marked, dated and signed, on the other side)

EMPIRE RESORTS, INC. c/o Continental Proxy Services 1 State Street, New York NY 10004	You May Vote Your Proxy When You View The Material On The Internet. You Will Be Asked To Follow The Prompts To Vote Your Shares.
EMPIRE RESORTS, INC. c/o Monticello Casino and Raceway 204 State Route 17B P.O. Box 5013 Monticello, New York 12701 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS to be held on May 6, 2019

Stockholders are cordially invited to attend the Annual Meeting and vote in person. At the Annual Meeting, you will need to request a ballot to vote your shares.

Dear Stockholder,

The 2019 Annual Meeting of Stockholders (“Annual Meeting”) of Empire Resorts, Inc. (the “Company”) will be held at Resorts World Catskills, located at 888 Resorts World Drive, Monticello, New York 12701 on Monday, May 6, 2019, at 10:00 a.m. Eastern Daylight Time.

Proposals to be considered at the Annual Meeting:

(1)	To elect seven directors to serve on the Company’s Board of Directors (the “Board”) until the 2020 annual meeting of stockholders or until their successors are elected and qualified;

(2)	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019;

(3)	To conduct an advisory vote on our 2018 executive compensation;

(4)	To conduct a non-binding advisory vote on the frequency of future advisory votes on executive compensation; and

(5)	Such other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR, “FOR” THE RATIFICATION OF THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, “FOR” THE APPROVAL OF OUR 2018 EXECUTIVE COMPENSATION, AND “THREE YEARS” ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION.

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card.

Vote Your Proxy on the Internet:
Go to http://www.cstproxyvote.com
Have your notice available when you access the above website. Follow the prompts to vote your shares.

CONTROL NUMBER

The Proxy Materials are available for review at: http://www.cstproxy.com/empireresorts/2019

c/o Monticello Casino and Raceway

204 State Route 17B, P.O. Box 5013 Monticello, New York 12701

Important Notice Regarding the Internet Availability of Proxy Materials

for the 2019 Annual Meeting of Stockholders to be Held on Monday, May 6, 2019

The following Proxy Materials are available to you to review at: http://www.cstproxy.com/empireresorts/2019

Included are the Company’s:

-	Annual Report for the year ended December 31, 2018 on Form 10-K;
-	2019 Proxy Statement;
-	Proxy Card; and
-	Any amendments to the foregoing materials that are required to be furnished to shareholders.

THIS IS NOT A BALLOT. YOU CANNOT USE THIS NOTICE TO VOTE YOUR SHARES. THIS COMMUNICATION PRESENTS ONLY AN OVERVIEW OF THE MORE COMPLETE PROXY MATERIALS THAT ARE AVAILABLE TO YOU ON THE INTERNET. WE ENCOURAGE YOU TO ACCESS AND REVIEW ALL OF THE IMPORTANT INFORMATION CONTAINED IN THE PROXY MATERIALS BEFORE VOTING.

IF YOU WOULD LIKE TO RECEIVE A PAPER OR E-MAIL COPY OF THESE DOCUMENTS, YOU MUST REQUEST ONE. THERE IS NO CHARGE FOR SUCH DOCUMENTS TO BE MAILED TO YOU. PLEASE MAKE YOUR REQUEST FOR A COPY AS INSTRUCTED BELOW ON OR BEFORE APRIL 19, 2019 TO FACILITATE A TIMELY DELIVERY. YOU MAY ALSO REQUEST THAT YOU RECEIVE PAPER COPIES OF ALL FUTURE PROXY MATERIALS FROM THE COMPANY.

ACCESSING YOUR PROXY MATERIALS ONLINE

Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your company ID, proxy number, and account number.

REQUESTING A PAPER COPY OF THE PROXY MATERIALS

By telephone please call 1-888-221-0691

or

By logging on to http://www.cstproxy.com/empireresorts/2019

or

By email at: proxy@continentalstock.com

Please include the company name and your control number in the subject line.